As filed with the Securities and Exchange Commission on November 3, 2022.

File No.: 333-[___]

File No.: 811-05186

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐
Post-Effective Amendment No. ☐
(Check appropriate box or boxes)

ADVANCED SERIES TRUST
(Exact Name of Registrant as Specified in Its Charter)

(203) 926-1888
(Area Code and Telephone Number)

655 Broad Street
Newark, New Jersey 07102
Address of Principal Executive Offices:
(Number, Street, City, State, Zip Code)

Andrew R. French
Secretary, Advanced Series Trust
655 Broad Street
Newark, New Jersey 07102
Name and Address of Agent for Service:
(Number and Street) (City) (State) (Zip Code)

Copies to:

Christopher E. Palmer, Esq.
Goodwin Procter LLP
1900 N Street, NW
Washington, DC 20036

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing will become effective on the 30th day after filing pursuant to Rule 488 under the Securities Act of 1933, as amended.

Title of the securities being registered: Shares of the AST T. Rowe Price Growth Opportunities Portfolio of Advanced Series Trust.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

Advanced Series Trust
655 Broad Street
Newark, New Jersey 07102
Telephone 888-778-2888

December 12, 2022

Dear Contract Owner,

As a contract owner who beneficially owns shares of the AST Franklin 85/15 Diversified Allocation Portfolio (the “Target Portfolio”) of the Advanced Series Trust (the “Trust” or “AST”), you are cordially invited to a Special Meeting of Shareholders (the “Meeting”) scheduled to be held at the offices of the Trust, 655 Broad Street, Newark, New Jersey 07102, on January 24, 2023, at 10:15 a.m. Eastern time.

We intend to hold the Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have, and recommendations that public health officials may issue, relating to the evolving situation with respect to the novel coronavirus disease (“COVID-19”). As a result, we may impose additional procedures or limitations on Meeting attendees or may decide to hold the Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website (www.prudential.com/variableinsuranceportfolios), and we encourage you to check this website prior to the Meeting if you plan to attend.

The Meeting is very important to the future of the Target Portfolio. At the Meeting, the shareholders of the Target Portfolio will be asked to approve a Plan of Reorganization of the Target Portfolio (the “Plan”). As more fully explained in the attached Prospectus/Proxy Statement, the Plan provides for the transfer of all of the Target Portfolio’s assets to the AST T. Rowe Price Growth Opportunities Portfolio (the “Acquiring Portfolio”) of the Trust in exchange for (i) the Acquiring Portfolio’s assumption of all of the Target Portfolio’s liabilities, and (ii) the Acquiring Portfolio’s issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the “Reorganization”). The Acquiring Portfolio will be the accounting and performance survivor of the Reorganization, and the combined portfolio resulting from the Reorganization is sometimes referred to herein as the “Combined Portfolio.”

The Reorganization is being pursued due to net outflows from the Target Portfolios, which reduce the potential to achieve economies of scale. The Reorganization will consolidate the smaller Target Portfolio into the larger Acquiring Portfolio, improving overall scale and reducing net expenses for the Target Portfolio. The Reorganization is intended to qualify as a tax-free transaction for U.S. federal income tax purposes.

If the Plan is approved and the Reorganization is completed, you will beneficially own shares of the Acquiring Portfolio, rather than shares of the Target Portfolio. It is expected that the Reorganization, if approved, would be completed or about February 27, 2023.

The Board of Trustees of the Trust (the “Board”) has approved the Reorganization and recommends that you vote “FOR” the proposal. Although the Board has determined that the proposal is in your best interest, the final decision is yours.

The following pages include important information on the proposed Reorganization in a question and answer format. The pages that follow include the full Prospectus/Proxy Statement with detailed information regarding the Reorganization. Please read the full document, including the detailed description of the factors considered by the Board.

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Your vote is important no matter how large or small your investment. We urge you to read the attached Prospectus/Proxy Statement thoroughly and to indicate your voting instructions on the enclosed voting instruction card, date and sign it, and return it promptly in the envelope provided. Alternatively, you may submit your vote by telephone by calling toll-free 1-800-690-6903 or you may vote over the Internet by going to www.proxyvote.com. Your voting instructions must be received by the Trust prior to January 24, 2023. The Target Portfolio shares that you beneficially own will be voted in accordance with the most current instructions received from you. All shares of the Target Portfolio, including Target Portfolio shares owned by a participating insurance company in its general account or otherwise, for which instructions are not received from contract owners will be voted by the participating insurance companies in the same proportion as the votes actually cast by contract owners regarding the Reorganization. Please see the Voting Information section of the Prospectus/Proxy Statement for additional information.

By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

For any questions or concerns you may have regarding the proposed Reorganization, please call 1-800-752-6342 between the hours of 8:00 a.m. and 6:00 p.m. Eastern Time, Monday- Friday.

Sincerely,

Timothy Cronin
President
Advanced Series Trust

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IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

Please read the attached Prospectus/Proxy Statement for a complete description of the proposal. However, as a quick reference, the following questions and answers provide a brief overview of the proposal.

Q1.	WHY AM I RECEIVING THIS PROXY STATEMENT?

A.       You have received these proxy materials and are being asked to provide voting instructions to your insurance company on the proposal because you are the beneficial owner of shares of the AST Franklin 85/15 Diversified Allocation Portfolio (the “Target Portfolio”), a series of the Advanced Series Trust (the “Trust” or “AST”). The Target Portfolio is seeking shareholder consideration and approval of an important proposal.

Q2.	WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?

A.       The purpose of the proxy is to ask you to vote on the reorganization (the “Reorganization”) of the Target Portfolio into the AST T. Rowe Price Growth Opportunities Portfolio (the “Acquiring Portfolio”), which is a series of the Trust. The proposal is recommended by PGIM Investments LLC, which serves as the investment manager to the Target Portfolio and Acquiring Portfolio, and by AST Investment Services, Inc., which also serves as an investment manager to the Acquiring Portfolio, and the Reorganization has been approved by the Board of Trustees of AST (the “Board”). The Acquiring Portfolio will be the accounting and performance survivor of the Reorganization, and the combined portfolio resulting from the Reorganization is sometimes referred to herein as the “Combined Portfolio.”

Q3.	WHY IS THE REORGANIZATION BEING PURSUED?

A.       The Reorganization is being pursued due to net outflows from the Target Portfolio which reduce the potential to achieve economies of scale. The Reorganization will consolidate the smaller Target Portfolio ($471.0 million) into the larger Acquiring Portfolio ($2.6 billion), improving overall scale and reducing net expenses for the Target Portfolio.

Q4.	HOW WILL THE PROPOSAL IMPACT FEES AND EXPENSES?

A.       If the proposal is approved, it is expected that the total net operating expense ratio of the Combined Portfolio will be lower than the total net operating expense ratio of the Target Portfolio, meaning that shareholders of the Target Portfolio will see a reduction in the operating expenses that they pay. As a result, it is expected that the Target Portfolio’s shareholders will benefit from decreased expenses. Please read the attached Prospectus/Proxy Statement for a complete description of the fees and expenses.

Q5.	HOW WILL THE REORGANIZATION BENEFIT SHAREHOLDERS?

A.       The Portfolios have similar principal investment strategies and principal risks. Each Portfolio allocates approximately 85% of its assets to equity strategies/securities and 15% of its assets to fixed income strategies/securities. Each Portfolio also allocates approximately 15-25% of its net assets to a liquidity strategy, which is employed through an overlay sleeve. While the Manager has conviction in the subadvisers and strategies for each Portfolio, in its continuous evaluation of Portfolios on the platform, the Manager believes combining the Target Portfolio with the Acquiring Portfolio will provide shareholders with strong performance and reduced expenses (the Combined Portfolio will be larger than the Target Portfolio or the Acquiring Portfolio, with an estimated $3.1 billion based on net assets as of July 31, 2022 and the potential for improved economies of scale);

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Please read pages [ ] of the attached Prospectus/Proxy Statement for a complete description of each of the factors the Board considered.

Q6.	WHAT WILL HAPPEN TO THE TARGET PORTFOLIO’S CURRENT INVESTMENTS?

A.       The extent to which the securities of the Target Portfolio will be maintained by the Acquiring Portfolio will be determined consistent with the Combined Portfolio’s investment objective and strategies, in effect as of the date of the Reorganization. It is expected that approximately 23% of the Target Portfolio’s holdings will be retained and transferred in kind to the Acquiring Portfolio in connection with the Reorganization.

Please read pages [ ] of the attached Prospectus/Proxy Statement for a complete description of the Acquiring Portfolio’s investment objective, strategies and policies.

Q7.	HAS THE BOARD OF TRUSTEES OF THE TRUST APPROVED THE PROPOSAL?

A.       Yes. The Board has approved the proposal and recommends that you vote in favor of the proposal.

See pages [ ] of the attached Prospectus/Proxy Statement for the complete list of factors considered by the Board in making its recommendation.

Q8.	WHO IS PAYING FOR THE COSTS ASSOCIATED WITH THE REORGANIZATION?

A.       All costs incurred in entering into and carrying out the terms and conditions of the Reorganization, regardless of whether approved by shareholders, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing of this Prospectus/Proxy Statement and related materials, will be paid by Prudential Annuities Distributors, Inc. or its affiliates”), not the Target Portfolio or the Acquiring Portfolio. These costs are expected to be approximately $50,000.

The Target Portfolio will bear the majority of the transaction costs prior to the Reorganization, which typically include, but are not limited to, trade commissions, related fees and taxes, and any foreign exchange spread costs, where applicable. Such transaction costs are estimated to be $235,000 (0.050% of the Target Portfolio’s net assets).

Q9.	HOW MANY VOTES AM I ENTITLED TO SUBMIT?

A.       The record date is October 28, 2022. As a contract owner, you are entitled to give your voting instructions equivalent to one vote for each full share and a fractional vote for each fractional share related to your indirect investment in the Target Portfolio as of the record date.

Q10.	WHEN WILL THE SHAREHOLDER MEETING TAKE PLACE?

A.       The shareholder meeting (the “Meeting”) is scheduled to take place at the offices of the Trust, 655 Broad Street, Newark, New Jersey 07102, on January 24, 2023, at 10:15 a.m. Eastern Time.

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We intend to hold the Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have, and recommendations that public health officials may issue, relating to the evolving situation with respect to the novel coronavirus disease (“COVID-19”). As a result, we may impose additional procedures or limitations on Meeting attendees or may decide to hold the Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website (www.prudential.com/variableinsuranceportfolios), and we encourage you to check this website prior to the Meeting if you plan to attend.

Q11.	HOW DO I VOTE?

A.       Your vote is very important. You can vote in the following ways:

•	Attending the Meeting to be held at the offices of the Trust, 655 Broad Street, Newark, New Jersey 07102, and submitting your voting instructions;

•	Completing and signing the enclosed voting instruction card, and mailing it in the enclosed postage paid envelope. Voting instruction cards must be received by the day before the Meeting;

•	Calling toll-free 1-800-690-6903 and following the instructions. Voting instructions submitted by telephone must be submitted by 11:59 p.m., Eastern Time on the day before the Meeting; or

•	Online at www.proxyvote.com and following the instructions. Voting instructions submitted over the Internet must be submitted by 11:59 p.m., Eastern Time on the day before the Meeting.

Q12.	HOW CAN I CHANGE MY VOTING INSTRUCTIONS?

A.       Previously submitted voting instructions may be revoked or changed by any of the voting methods described above, subject to the voting deadlines also discussed above. Please see the Voting Information section of the Prospectus/Proxy Statement for additional information.

Q13.	WHEN WILL THE PROPOSED REORGANIZATION TAKE PLACE?

A.       If approved, the proposed Reorganization is currently expected to be completed on or about February 27, 2023.

Q14.	CAN THE PROXY STATEMENT BE VIEWED ONLINE?

A.       Yes. The proxy statement can be viewed at www.prudential.com/variableinsuranceportfolios.

Q15.	WHAT IF I HAVE QUESTIONS ON THE PROPOSED REORGANIZATION?

A.       If you require assistance or have any questions regarding the proxy statement, please call 1-800-752-6342 between the hours of 8:00 a.m. and 6:00 p.m. Eastern Time, Monday- Friday.

Q16.	WILL SHAREHOLDERS BE ALLOWED TO TRANSFER OUT OF THE TARGET PORTFOLIO WITHOUT PENALTY AND WITHOUT BEING REQUIRED TO USE ONE OF THEIR ALLOTTED TRANSFERS?

A.       Yes. Contract owners will be allowed one free transfer out of the Target Portfolio during the period within 60 days of the effective date of the Reorganization (i.e., from 60 days before to 60 days after the effective date of the Reorganization).

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AST FRANKLIN 85/15 DIVERSIFIED ALLOCATION PORTFOLIO

655 Broad Street
Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY 24, 2023

To the Shareholders of the AST Franklin 85/15 Diversified Allocation Portfolio, a series of the Advanced Series Trust:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the AST Franklin 85/15 Diversified Allocation Portfolio (the “Target Portfolio”), a series of the Advanced Series Trust (the “Trust” or “AST”), will be held at the offices of the Trust, 655 Broad Street, Newark, New Jersey 07102, on January 24, 2023, at 10:15 a.m. Eastern time.

We intend to hold the Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have, and recommendations that public health officials may issue, relating to the evolving situation with respect to the novel coronavirus disease (“COVID-19”). As a result, we may impose additional procedures or limitations on Meeting attendees or may decide to hold the Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website (www.prudential.com/variableinsuranceportfolios), and we encourage you to check this website prior to the Meeting if you plan to attend.

The purposes of the Meeting are as follows:

I.       To approve a Plan of Reorganization of the Trust on behalf of the Target Portfolio (the “Plan”) regarding the proposed reorganization of the Target Portfolio into the AST T. Rowe Price Growth Opportunities Portfolio (the “Acquiring Portfolio”), a series of the Trust.

As described in more detail below, the Plan provides for the transfer of all of the Target Portfolio’s assets to the Acquiring Portfolio in exchange for (i) the Acquiring Portfolio’s assumption of all of the Target Portfolio’s liabilities, and (ii) the Acquiring Portfolio’s issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the “Acquiring Portfolio Shares”). The Acquiring Portfolio Shares received by the Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to the reorganization transaction. As a result of such transaction, the Target Portfolio will be completely liquidated, and Contract owners will beneficially own shares of the Acquiring Portfolio having an aggregate value equal to their Target Portfolio shares. A vote in favor of the Plan by shareholders of the Target Portfolio will constitute a vote in favor of the liquidation of the Target Portfolio and the termination of the Target Portfolio as a separate series of the Trust. The Board of Trustees of the Trust (the “Board”) recommends that you vote in favor of the proposal.

II.       To transact such other business as may properly come before the Meeting or any adjournment thereof.

A copy of the Plan is attached as Exhibit A to the Prospectus/Proxy Statement.

The acquisition of the assets of the Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio’s assumption of all of the liabilities of the Target Portfolio, and the issuance of Acquiring Portfolio Shares to the Target Portfolio and its shareholders, is referred to herein as the “Reorganization.” If shareholders of the Target Portfolio approve the Plan and the Reorganization is consummated, they will become shareholders of the Acquiring Portfolio.

The matters referred to above are discussed in detail in the Prospectus/Proxy Statement attached to this notice. The Board has fixed the close of business on October 28, 2022, as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting, or any adjournment thereof, and only holders of record of shares of the Target Portfolio at the close of business on that date are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Each full share of the Target Portfolio is entitled to one vote on the proposal, and each fractional share of the Target Portfolio is entitled to a corresponding fractional vote on the proposal.

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You are cordially invited to attend the Meeting. If you do not expect to attend the Meeting, you are requested to complete, date and sign the enclosed voting instruction card relating to the Meeting and return it promptly in the envelope provided for that purpose. Alternatively, you may vote by telephone or over the Internet, as described in the Prospectus/Proxy Statement attached to this notice. The enclosed voting instruction card is being solicited on behalf of the Board.

YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR INVESTMENT MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE BY CALLING 1-800-690-6903 AND FOLLOWING THE INSTRUCTIONS. YOU MAY ALSO VOTE OVER THE INTERNET AT WWW.PROXYVOTE.COM. YOU MAY REVOKE YOUR VOTING INSTRUCTIONS AT ANY TIME PRIOR TO THE MEETING.

By order of the Board of Trustees of the Advanced Series Trust.

Andrew French
Secretary
Advanced Series Trust

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The information in this Prospectus/Proxy Statement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus/Proxy Statement is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION

PRELIMINARY PROSPECTUS/PROXY STATEMENT
DATED DECEMBER 12, 2022

PROXY STATEMENT
for
AST FRANKLIN 85/15 DIVERSIFIED ALLOCATION PORTFOLIO,
A SERIES OF THE ADVANCED SERIES TRUST
and
PROSPECTUS
for
AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO,
A SERIES OF THE ADVANCED SERIES TRUST

Dated December 12, 2022

655 Broad Street
Newark, New Jersey 07102
Telephone 888-778-2888

Reorganization of the AST Franklin 85/15 Diversified Allocation Portfolio
into the AST T. Rowe Price Growth Opportunities Portfolio

This Prospectus/Proxy Statement is furnished in connection with a Special Meeting of Shareholders (the “Meeting” ) of the AST Franklin 85/15 Diversified Allocation Portfolio (the “Target Portfolio”), a series of the Advanced Series Trust (the “Trust” or “AST”). At the Meeting, you will be asked to consider and approve a Plan of Reorganization of the Trust (the “Plan”) that provides for the reorganization of the Target Portfolio into the AST T. Rowe Price Growth Opportunities Portfolio (the “Acquiring Portfolio,” and together with the Target Portfolio, the “Portfolios”), a series of the Trust.

As described in more detail below, the Plan provides for the transfer of all of the Target Portfolio’s assets to the Acquiring Portfolio in exchange for (i) the Acquiring Portfolio’s assumption of all of the Target Portfolio’s liabilities, and (ii) the Acquiring Portfolio’s issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the “Acquiring Portfolio Shares”). The Acquiring Portfolio Shares received by the Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to the reorganization transaction. As a result of such transaction, the Target Portfolio will be completely liquidated, and Contract owners will beneficially own shares of the Acquiring Portfolio having an aggregate value equal to their Target Portfolio shares. A vote in favor of the Plan by shareholders of the Target Portfolio will constitute a vote in favor of the liquidation of the Target Portfolio and the termination of the Target Portfolio as a separate series of the Trust.

The acquisition of the assets of the Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio’s assumption of all of the liabilities of the Target Portfolio, and the issuance of Acquiring Portfolio Shares to the Target Portfolio and its shareholders, is referred to herein as the “Reorganization.” If shareholders of the Target Portfolio approve the Plan and the Reorganization is consummated, they will become shareholders of the Acquiring Portfolio.

The Meeting will be held on January 24, 2023, at 10:15 a.m. Eastern time. The Board of Trustees of the Trust (the “Board”) is soliciting these voting instructions on behalf of the Target Portfolio and has fixed the close of business on October 28, 2022 (the “Record Date”), as the record date for determining Target Portfolio shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Only holders of record of shares of the Target Portfolio at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. This Prospectus/Proxy Statement is first being sent to Contract owners on or about December 12, 2022.

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The investment objectives of Target Portfolio and the Acquiring Portfolio are listed below:

Target Portfolio Name	Investment Objective
AST Franklin 85/15 Diversified Allocation Portfolio	to seek high risk-adjusted returns compared to its blended index

Acquiring Portfolio Name	Investment Objective
AST T. Rowe Price Growth Opportunities Portfolio	to seek a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities

The Target Portfolio and the Acquiring Portfolio serve as underlying mutual funds for variable annuity contracts and variable life insurance policies (the “Contracts”) issued by life insurance companies (“Participating Insurance Companies”). Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the Target Portfolio through the Contracts and should consider themselves shareholders of the Target Portfolio for purposes of this Prospectus/Proxy Statement. Each Participating Insurance Company is required to offer Contract owners the opportunity to instruct it, as owner of record of shares held in the Target Portfolio by its separate or general accounts, how it should vote on the Plan at the Meeting and at any adjournments thereof.

This Prospectus/Proxy Statement gives the information about the Reorganization and the issuance of the Acquiring Portfolio Shares that you should know before investing or voting on the Plan. You should read it carefully and retain it for future reference. A copy of this Prospectus/Proxy Statement is available on the internet at www.prudential.com/variableinsuranceportfolios. Additional information about the Acquiring Portfolio has been filed with the Securities and Exchange Commission (the “SEC”), including:

•	The Summary Prospectus of the Trust relating to the Acquiring Portfolio under file number 033-24962, dated April 25, 2022, which is incorporated herein by reference as is included with, and considered to be part of this Prospectus/Proxy Statement.

•	Supplement to the Summary Prospectus of the Trust relating to the Acquiring Portfolio under file number 033-24962, dated June 22, 2022, which is incorporated herein by reference as is included with, and considered to be part of this Prospectus/Proxy Statement.

You may request a free copy of a Statement of Additional Information under file number 033-24962, dated April 25, 2022 (the “SAI”), or other documents relating to the Trust and the Acquiring Portfolio without charge by calling 1-800-778-2255 or by writing to the Trust at 655 Broad Street, Newark, New Jersey 07102. The SAI, under file number 033-24962, is incorporated herein by reference. The SEC maintains a website (www.sec.gov) that contains the SAI and other information relating to the Target Portfolio, the Acquiring Portfolio, and the Trust that has been filed with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

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PROSPECTUS/PROXY STATEMENT

-i-

SUMMARY

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (Exhibit A) and the Prospectus for the Acquiring Portfolio (Exhibit B).

As explained in more detail below, you are being asked to consider and approve the Plan with respect to the Target Portfolio for which you are a beneficial shareholder. Shareholder approval of the Plan and consummation of the Reorganization will have the effect of reorganizing the Target Portfolio into the Acquiring Portfolio, resulting in a single mutual fund.

As further explained in “Management of the Target Portfolio and the Acquiring Portfolio,” PGIM Investments (“PGIM Investments”) and AST Investment Services, Inc. (“ASTIS”) serve as investment managers to the Acquiring Portfolio. PGIM Investments serves as investment manager to the Target Portfolio. For ease of reference, the term “Manager” is used throughout this Prospectus/Proxy Statement to refer to PGIM Investments and ASTIS jointly with respect to the Acquiring Portfolio, and solely to PGIM Investments with respect to the Target Portfolio. The Acquiring Portfolio will be the accounting and performance survivor of the Reorganization, and the combined portfolio resulting from the Reorganization is sometimes referred to herein as the “Combined Portfolio.”

The Target Portfolio and the Acquiring Portfolio are managed under a manager-of-managers structure, which means that the Manager has engaged each subadviser listed below to conduct the investment program of the relevant Portfolio, including the purchase, retention, and sale of portfolio securities and other financial instruments. The Target Portfolio and the Acquiring Portfolio have the same distribution and purchase procedures and exchange rights, and redemption procedures.

Portfolio	Subadvisers
AST Franklin 85/15 Diversified Allocation Portfolio	Franklin Advisers, Inc. (“Franklin”), ClearBridge Investments, LLC (“ClearBridge”), and Western Asset Management Company, LLC/Western Asset Management Company Limited (“Western Asset”)
AST T. Rowe Price Growth Opportunities Portfolio	T. Rowe Price Associates, Inc. (“T. Rowe Price”), T. Rowe Price International Ltd (“T. Rowe Price International”), T. Rowe Price Hong Kong Limited (“T. Rowe Price Hong Kong”), and T. Rowe Price Japan, Inc. (“T. Rowe Price Japan”)
Combined Portfolio	T. Rowe Price, T. Rowe Price International, T. Rowe Price Hong Kong, and T. Rowe Price Japan

Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganization is not expected to result in taxable gains or losses or capital gains or losses, for U.S. federal income tax purposes, to Contract owners that beneficially own shares of the Target Portfolio immediately prior to the Reorganization.

Comparison of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objective of the Target Portfolio is to seek high risk-adjusted returns compared to its blended index. The investment objective of the Acquiring Portfolio is to seek a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities. The investment objectives of the Target Portfolio and the Acquiring Portfolio are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Portfolios have similar principal investment strategies. Each Portfolio allocates approximately 85% of its assets to equity strategies/securities and 15% of its assets to fixed income strategies/securities (calculated, with respect to the Target Portfolio as a percentage of net assets and, with respect to the Acquiring Portfolio, as a percentage of total assets). In particular, the Target Portfolio allocates approximately 85% to Franklin (and affiliates) equity strategies and approximately 15% to Franklin (and affiliates) fixed income strategies. The Acquiring Portfolio allocates approximately 85% to equity strategies of T. Rowe Price and affiliates and approximately 15% to fixed income strategies of T. Rowe Price and affiliates. Each Portfolio also allocates approximately 15-25% of its net assets to a liquidity strategy, which is employed through an overlay sleeve.

As explained above, as of the effective date of the Reorganization, the Combined Portfolio will be managed by the Acquiring Portfolio’s subadvisers (T. Rowe Price, T. Rowe Price International, T. Rowe Price Hong Kong, and T. Rowe Price Japan), according to the investment objective and principal investment strategies of the Acquiring Portfolio.

Principal Risks of the Portfolios

The principal risks associated with the Target Portfolio and the Acquiring Portfolio are similar. Both Portfolios are subject to asset allocation risk, asset-backed and/or mortgage-backed securities risk, asset transfer program risk, blend style risk, derivatives risk, economic and market events risk, emerging markets risk, equity securities risk, exchange-traded funds (ETF) risk, expense risk, fixed income securities risk, foreign investment risk, high yield risk, investment style risk, market capitalization risk, market and management risk, real estate risk and regulatory risk. In addition, the Target Portfolio, but not the Acquiring Portfolio, is subject to fund of funds risk. The Acquiring Portfolio, but not the Target Portfolio, is subject to large company risk, liquidity allocation risk, and liquidity and valuation risk. The Combined Portfolio will be subject to the same risks as the Acquiring Portfolio once the Reorganization is complete. Detailed descriptions of the principal risks associated with the Target Portfolio and the Acquiring Portfolio are set forth in (i) this Prospectus/Proxy Statement under the caption “Comparison of the Target Portfolio and the Acquiring Portfolio—Principal Risks of the Portfolios;” and (ii) the summary prospectus for the Acquiring Portfolio attached as Exhibit B to this Prospectus/Proxy Statement.

There is no guarantee that shares of the Combined Portfolio will not lose value. This means that the value of the Combined Portfolio’s investments, and therefore, the value of the Combined Portfolio’s shares, may fluctuate.

Comparison of Investment Management Fees and Total Fund Operating Expenses

The contractual investment management fee rate schedules of the Target Portfolio and Acquiring Portfolio are the same. Based on current asset levels, however, this results in a lower contractual investment management fee rate for the Acquiring Portfolio. The contractual investment management fee rate for the Combined Portfolio is also expected to be lower than that of the Target Portfolio after the Reorganization is completed. Contractual investment management fees are the management fees paid to the Manager and do not reflect any waivers or reimbursements. Effective investment management fees are the management fees paid to the Manager that take into account any applicable waiver or reimbursement.

The total gross and net operating expense ratios of the Acquiring Portfolio are lower than the total gross and net operating expense ratios of the Target Portfolio. Assuming completion of the Reorganization on June 30, 2022, based on average net assets for each of the Portfolios on that date, the pro forma annualized total gross and net operating expense ratios of the Combined Portfolio are lower than the annualized total gross and net operating expense ratios of the Target Portfolio. This means that the Target Portfolio shareholders will benefit from a reduced total net operating expense ratio.

The following table describes the fees and expenses that owners of certain variable annuity contracts and variable life insurance policies (the “Contracts”) may pay if they invest in the Target Portfolio or the Acquiring Portfolio, as well as the projected fees and expenses of the Combined Portfolio after the Reorganization. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganization. See your Contract prospectus for more information about Contract charges.

Shareholder Fees (fees paid directly from your investment)

	Target Portfolio		Acquiring Portfolio		Combined Portfolio (Pro Forma Surviving)
Maximum sales charge (load) imposed on purchases	NA	*	NA	*	NA	*
Maximum deferred sales charge (load)	NA	*	NA	*	NA	*
Maximum sales charge (load) imposed on reinvested dividends	NA	*	NA	*	NA	*
Redemption Fee	NA	*	NA	*	NA	*
Exchange Fee	NA	*	NA	*	NA	*

* Because shares of both the Target Portfolio and the Acquiring Portfolio are purchased through Contracts, the relevant Contract prospectus should be carefully reviewed for information on the charges and expenses of the Contract. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses (as of June 30, 2022)
(expenses that are deducted from Portfolio assets)

	Target Portfolio		Acquiring Portfolio		Combined Portfolio (Pro Forma Surviving)
Management Fees	0.73%		0.71%		0.71%
Distribution and/or Service Fees (12b-1 Fees)	0.25%		0.25%		0.25%
Other Expenses	0.07%		0.02%		0.01%
Acquired Fund Fees & Expenses	0.09%		-		-
Total Annual Portfolio Operating Expenses	1.14%		0.98%		0.97%
Fee Waiver and/or Expense Reimbursement	-0.10	%(1)	-0.01	%(2)	-
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.04%		0.97%		0.97%

(1) The Manager has contractually agreed to waive 0.018% of its management fee through June 30, 2024. In addition, the Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's management fee (after management fee waiver) plus other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying Portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser) (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 1.070% of the Portfolio’s average daily net assets through June 30, 2024. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The Manager has also contractually agreed to waive a portion of its management fee equal to the subadvisory fee waiver due to investments in the underlying portfolios managed by the subadviser or an affiliate of the subadviser. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

(2) The Manager has contractually agreed to waive 0.0091% of its management fee through June 30, 2024. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

Expense Examples

The examples assume that you invest $10,000 in each of the Portfolios for the time periods indicated. The examples also assume that your investment has a 5% return each year, that each Portfolio’s total operating expenses remain the same, and include the contractual expense limitation only for the one-year period for the Target Portfolio, the Acquiring Portfolio and the Combined Portfolio (Pro Forma Surviving). These examples do not reflect any charges or expenses for the Contracts. The expenses shown below would be higher if these charges or expenses were included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target Portfolio(1)	$106	$352	$618	$1,377
Acquiring Portfolio(1)	$99	$311	$541	$1,200
Combined Portfolio (Pro Forma Surviving)(1)	$99	$309	$536	$1,190

(1) Based on total annual operating expense ratios reflected in the summary section of this Prospectus/Proxy Statement entitled “Annual Portfolio Operating Expenses (as of June 30, 2022).”

Portfolio Turnover

The Portfolios pay transaction costs, such as commissions, when each buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect a portfolio’s performance. During the most recent fiscal year ended December 31, 2021, the Target Portfolio’s turnover rate was 110% of the average value of its portfolio, and the Acquiring Portfolio’s turnover rate was 147% of the average value of its portfolio.

Reorganization Details and Reasons for the Reorganization

Assuming completion of the Reorganization, shareholders of the Target Portfolio will have their shares exchanged for shares of the Acquiring Portfolio of equal dollar value based upon the value of the shares at the time the Target Portfolio’s assets are transferred to the Acquiring Portfolio and the Target Portfolio’s liabilities are assumed by the Acquiring Portfolio. After the transfer of assets, assumption of liabilities, and exchange of shares have been completed, the Target Portfolio will be liquidated and dissolved. As a result of the Reorganization, you will cease to be a beneficial shareholder of the Target Portfolio and will become a beneficial shareholder of the Acquiring Portfolio.

Both the Target Portfolio and the Acquiring Portfolio serve as underlying mutual funds for the Contracts issued by “Participating Insurance Companies.” Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the applicable Portfolio through the Contracts and should consider themselves shareholders of the applicable Portfolio for purposes of this Prospectus/Proxy Statement.

For the reasons set forth in the “Information About the Reorganization—Reasons for the Reorganization” section, the Board has determined that the Reorganization is in the best interests of the shareholders of each of the Portfolios, and has also concluded that no dilution in value would result to the shareholders of either Portfolio as a result of the Reorganization.

The Board of Trustees of the Advanced Series Trust, on behalf of the Target Portfolio, has approved the Plan and recommends that you vote to approve the Plan.

In deciding whether to vote to approve the Plan, you should consider the information considered by the Board and the information provided in this Prospectus/Proxy Statement.

INFORMATION ABOUT THE REORGANIZATION

This section describes the Reorganization for the Target Portfolio and the Acquiring Portfolio. This section is only a summary of the Plan. You should read the actual Plan attached as Exhibit A.

Board Considerations

On September 19-20, 2022 (the “Board Meeting”), the Board met to evaluate and consider the proposed Reorganization of the Target Portfolio, a series of the Trust, into the Acquiring Portfolio, also a series of the Trust. In connection with its consideration of whether to approve the Reorganization, the Board was provided with, among other information, presentations by management regarding the proposed Reorganization and information related to the Target Portfolio, the Acquiring Portfolio and the Combined Portfolio. As part of their review process, the independent trustees, who are not interested persons of the Trust (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”) were represented by independent legal counsel. The Trustees were provided with information both in writing and during oral presentations made at that meeting, including, among other matters, historical and projected asset flows, historical performance information, historical fee and expense information, and the projected fee and expense information of the Combined Portfolio following the Reorganization.

The Board, in reaching its decision to approve the Reorganization, considered a number of factors, including, but not limited to, the following

•	The Portfolios have similar principal investment strategies and principal risks. Each Portfolio allocates approximately 85% of its assets to equity strategies/securities and 15% of its assets to fixed income strategies/securities. Each Portfolio also allocates approximately 15-25% of its net assets to a liquidity strategy, which is employed through an overlay sleeve. The Board considered the Manager’s statements that while the Manager has conviction in the subadvisers and strategies for each Portfolio, in its continuous evaluation of Portfolios on the platform, the Manager believes combining the Target Portfolio with the Acquiring Portfolio provides shareholders with strong performance, reduced expenses and a significantly larger portfolio;

•	The Combined Portfolio will be larger than the Target Portfolio ($471.0 million) or the Acquiring Portfolio ($2.6 billion), with an estimated $3.1 billion based on net assets as of July 31, 2022 and the potential for improved economies of scale;

•	The contractual investment management fee rate schedules for the Portfolios are identical. Based on current asset levels, the contractual investment management fee rate for the Acquiring Portfolio is lower than the contractual investment management fee rate for the Target Portfolio, and the contractual investment management fee rate for the Combined Portfolio is expected to be lower than that of the Target Portfolio;

•	The total net operating expense ratio for the Target Portfolio is higher than the total net operating expense ratio for the Acquiring Portfolio and, assuming the Reorganization had been in effect for the one-year period ended June 30, 2022, is higher than the pro forma total net operating expense ratio for the Combined Portfolio;

•	The Acquiring Portfolio has better performance results than the Target Portfolio, outperforming the Target Portfolio for the year-to-date, one-, three-, and five-year periods ended July 31, 2022;

•	The Portfolios currently have many of the same service providers. However, PGIM Investments LLC serves as the sole investment manager to the Target Portfolio, while it serves as co-manager alongside AST Investment Services, Inc. as co-managers to the Acquiring Portfolio. The Target Portfolio has Franklin, Clearbridge and Western Asset as subadvisers, while the Acquiring Portfolio has T. Rowe Price, T. Rowe Price International, T. Rowe Price Hong Kong, and T. Rowe Price Japan as subadvisers. The Target Portfolio and the Acquiring Portfolio each utilize the same custodian, distributor, Fund counsel, and independent public accounting firm, and that those would remain the same immediately after the Reorganization; and

•	The Reorganization is not expected to be a taxable event for federal income tax purposes for Contract owners.

For the foregoing reasons, the Board determined that the Reorganization would be in the best interests of the Target Portfolio and Acquiring Portfolio and that the interests of the Target Portfolio’s and Acquiring Portfolio’s Contract owners and shareholders would not be diluted as a result of the Reorganization. The Board voted to approve the Reorganization.

Closing of the Reorganization

If shareholders of the Target Portfolio approve the Plan, the Reorganization will take place after various conditions are satisfied by the Trust on behalf of the Target Portfolio and the Acquiring Portfolio, including the preparation of certain documents. The Trust will determine a specific date for the actual Reorganization to take place, which is presently expected to occur on or about February 27, 2023. This is called the “Closing Date.” If the shareholders of the Target Portfolio do not approve the Plan, the Reorganization will not take place for the Target Portfolio, and the Board will consider alternative courses of actions, as described above.

If the shareholders of the Target Portfolio approve the Plan, the Target Portfolio will deliver to the Acquiring Portfolio all of its assets on the Closing Date, the Acquiring Portfolio will assume all of the liabilities of the Target Portfolio on the Closing Date, and the Acquiring Portfolio will issue the Acquiring Portfolio Shares to the Target Portfolio. The Acquiring Portfolio Shares received by the Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to the Reorganization. The Participating Insurance Companies then will make a conforming exchange of units between the applicable sub-accounts in their separate accounts. As a result, shareholders of the Target Portfolio will beneficially own shares of the Acquiring Portfolio that, as of the date of the exchange, have an aggregate value equal to the dollar value of the assets delivered to the Target Portfolio. The stock transfer books of the Target Portfolio will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the Target Portfolio may be submitted at any time before the close of regular trading on the New York Stock Exchange on the Closing Date, and requests that are received in proper form prior to that time will be effected prior to the closing.

To the extent permitted by law, the Trust may amend the Plan without shareholder approval. The Trust may also agree to terminate and abandon the Reorganization at any time before or, to the extent permitted by law, after the approval by shareholders of the Target Portfolio.

Expenses of the Reorganization

All costs incurred in entering into and carrying out the terms and conditions of the Reorganization, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing of this Prospectus/Proxy Statement and related materials, will be paid by Prudential Annuities Distributors, Inc. or its affiliates, not the Target Portfolio or the Acquiring Portfolio. The estimated expenses for this Proxy Statement, including printing and mailing, the shareholder meeting, any proxy solicitation expenses, prospectus updates and proxy solicitation is $50,000.

The Target Portfolio is expected to bear the transaction costs prior to the Reorganization, which typically include, but are not limited to, trade commissions, related fees and taxes, and any foreign exchange spread costs, where applicable. Such transaction costs are estimated to be $235,000 (0.050% of the Target Portfolio’s net assets).

Certain Federal Income Tax Considerations

The Portfolios are treated as partnerships for U.S. federal income tax purposes. As a Partnership, each Portfolio’s income, gains, losses, deductions, and credits are proportionately distributed to the Participating Insurance Companies and retain the same character for Federal Income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Contract owners should consult the prospectuses of their respective Contracts for information on the federal income tax consequences to such owners. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in one of the Portfolios, including the application of state and local taxes.

Each of the Portfolios complies with the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”).

The Reorganization may entail various consequences, which are discussed below under the caption “Federal Income Tax Consequences of the Reorganization.”

Federal Income Tax Consequences of the Reorganization

The following discussion is applicable to the Reorganization. The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free transaction under the Code. In addition, assuming that the Contracts qualify for the federal tax-deferred treatment applicable to certain variable insurance products, Contract owners generally should not have any reportable gain or loss for U.S. federal income tax purposes even if the Reorganization did not qualify as a tax-free transaction. It is a condition to each Portfolio’s obligation to complete its Reorganization that the Portfolios will have received an opinion from Goodwin Procter LLP, counsel to the Portfolios, based upon representations made by the Trust on behalf of the Target Portfolio and the Acquiring Portfolio, and upon certain assumptions, substantially to the effect that the transactions contemplated by the Plan should constitute a tax-free transaction for U.S. federal income tax purposes.

As set forth above, the Portfolios are treated as partnerships for U.S. federal income tax purposes. Based on such treatment and certain representations made by the Trust on behalf of the Target Portfolio and the Acquiring Portfolio relating to the Reorganization, for U.S. federal income tax purposes under Sections 721 and 731 of the Code and related Code Sections (references to “shareholders” are to the Participating Insurance Companies):

1.       The transfer by the Target Portfolio of all of its assets to the Acquiring Portfolio, in exchange solely for the Acquiring Portfolio Shares, the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Target Portfolio in complete liquidation of the Target Portfolio, should be tax-free to the shareholders of the Target Portfolio.

2.       The shareholders of the Target Portfolio should not recognize gain or loss upon the exchange of all of their shares solely for Acquiring Portfolio Shares, as described in this Prospectus/Proxy Statement and the Plan.

3.       No gain or loss should be recognized by the Target Portfolio upon the transfer of its assets to the Acquiring Portfolio in exchange solely for Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the liabilities, if any, of the Target Portfolio. In addition, no gain or loss should be recognized by the Target Portfolio on the distribution of such Acquiring Portfolio Shares to the shareholders of the Target Portfolio (in liquidation of the Target Portfolio).

4.       No gain or loss should be recognized by the Acquiring Portfolio upon the acquisition of the assets of the Target Portfolio in exchange solely for Acquiring Portfolio Shares and the assumption of the liabilities, if any, of the Target Portfolio.

5. The Acquiring Portfolio’s tax basis for the assets acquired from the Target Portfolio should be the same as the tax basis of these assets when held by the Target Portfolio immediately before the transfer (except and to the extent provided in Section 704(c)(1)(C) of the Code with respect to contributions of “built in loss” property), and the holding period of such assets acquired by the Acquiring Portfolio should include the holding period of such assets when held by the Target Portfolio.

6.       A Target Portfolio shareholder’s tax basis for the Acquiring Portfolio Shares to be received by the shareholder pursuant to the Reorganization should be the same as its tax basis in the Target Portfolio shares exchanged therefore reduced or increased by any net decrease or increase, as the case may be, in such shareholder’s share of the liabilities of the Portfolios as a result of the Reorganization.

7.       The holding period of the Acquiring Portfolio Shares to be received by the shareholders of the Target Portfolio should include the holding period of their Target Portfolio shares exchanged therefor, provided such shares were held as capital assets on the date of exchange.

An opinion of counsel is not binding on the Internal Revenue Service or the courts. Shareholders of the Target Portfolio should consult their tax advisors regarding the tax consequences to them of the Reorganization in light of their individual circumstances.

A Contract owner should consult the prospectus for his or her Contract on the federal tax consequences of owning the Contract. Contract owners should also consult their tax advisors as to state and local tax consequences, if any, of the Reorganization, because this discussion only relates to U.S. federal income tax consequences.

Characteristics of Acquiring Portfolio Shares

The Acquiring Portfolio Shares to be distributed to Target Portfolio shareholders will have substantially identical legal characteristics as shares of beneficial interest of the Target Portfolio with respect to such matters as voting rights, accessibility, conversion rights, and transferability.

The Target Portfolio and the Acquiring Portfolio are each organized as a series of a Massachusetts business trust. There are no material differences between the rights of shareholders of the Portfolios.

COMPARISON OF TARGET PORTFOLIO, ACQUIRING PORTFOLIO AND COMBINED PORTFOLIO

Additional information regarding the Acquiring Portfolio’s investments and risks, the management of the Acquiring Portfolio, the purchase and sale of Acquiring Portfolio shares, annual portfolio operating expenses, certain U.S. federal income tax considerations, and financial intermediary compensation is set forth in Exhibit B to this Prospectus/Proxy Statement.

Analysis of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objective of the Target Portfolio is to seek high risk-adjusted returns compared to its blended index. The investment objective of the Acquiring Portfolio is to seek a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities. The investment objectives of the Target Portfolio and the Acquiring Portfolio are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Portfolios have similar principal investment strategies. Each Portfolio allocates approximately 85% of its assets to equity strategies/securities and 15% of its assets to fixed income strategies/securities (calculated, with respect to the Target Portfolio as a percentage of net assets and, with respect to the Acquiring Portfolio, as a percentage of total assets). In particular, the Target Portfolio allocates approximately 85% to Franklin (and affiliates) equity strategies and approximately 15% to Franklin (and affiliates) fixed income strategies. The Acquiring Portfolio allocates approximately 85% to equity strategies of T. Rowe Price and affiliates and approximately 15% to fixed income strategies of T. Rowe Price and affiliates. Each Portfolio also allocates approximately 15-25% of its net assets to a liquidity strategy, which is employed through an overlay sleeve.

As explained above, as of the effective date of the Reorganization, the Combined Portfolio will be managed by the Acquiring Portfolio’s subadvisers (T. Rowe Price, T. Rowe Price International, T. Rowe Price Hong Kong, and T. Rowe Price Japan), according to the investment objective and principal investment strategies of the Acquiring Portfolio.

	Target Portfolio	Acquiring Portfolio	Combined Portfolio
Investment Objective:	The investment objective of the Target Portfolio is to seek high risk-adjusted returns compared to its blended index.	The investment objective of the Acquiring Portfolio is to seek a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.	The investment objective of the Combined Portfolio is to seek a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.

Principal Investment Strategies:

The Target Portfolio seeks to meet its investment goals by allocating its assets among a number of different investment strategies implemented by multiple affiliated subadvisers.

The Target Portfolio allocates, under normal circumstances, approximately 85% of its net assets to equity strategies and 15% of its net assets to fixed income strategies.

		The Acquiring Portfolio invests, under normal circumstances, approximately 85% of its total assets in equity securities and 15% in fixed income securities. This mix may vary over shorter time periods; the equity portion may range between 75-90% of the Acquiring Portfolio’s net assets and the fixed income portion between 10-25% of the Acquiring Portfolio’s net assets. The Acquiring Portfolio’s subadviser, T. Rowe Price Associates, Inc., concentrates on common stock investments in larger, more established companies, but the Acquiring Portfolio may also invest in small and medium-sized companies.	The Combined Portfolio invests, under normal circumstances, approximately 85% of its total assets in equity securities and 15% in fixed income securities. This mix may vary over shorter time periods; the equity portion may range between 75-90% of the Combined Portfolio’s net assets and the fixed income portion between 10-25% of the Combined Portfolio’s net assets. The Combined Portfolio’s subadviser, T. Rowe Price Associates, Inc., concentrates on common stock investments in larger, more established companies, but the Combined Portfolio may also invest in small and medium-sized companies.

This mix may vary over shorter time periods under normal circumstances; the equity portion may range between 80-90% of the Target Portfolio’s total assets and the fixed income portion between 10-20% of the Target Portfolio’s total assets. The Target Portfolio’s equity investments include “common stock” investments in larger, more established companies as well as in small and medium-sized companies in both developed and emerging economies. Up to 40% of the equity portion of the Target Portfolio may be allocated to investment strategies that are invested primarily in foreign (non-US dollar denominated) equity securities. The fixed income portion of the Target Portfolio may be allocated among investment grade securities; high yield or “junk” bonds; foreign (non-US dollar denominated) high-quality debt securities and emerging market debt securities; and cash reserves. Cash reserves may consist of investments denominated in US dollar and non-US dollar currencies. The Target Portfolio’s subadvisers seek exposure to the relevant asset classes by investing the Target Portfolio’s assets in varying combinations of: (i) securities, including, without limitation, common stocks, preferred stocks, bonds and depositary receipts; (ii) other pooled investment vehicles, including, without limitation, open-end or closed-end investment companies and exchange-traded funds (ETFs); and (iii) certain structured notes and financial and derivative instruments, including swap agreements. Derivative instruments of the Target Portfolio and underlying funds and ETFs may include futures, foreign currency contracts, options, and swaps, such as total return swaps, credit default swaps and interest rate swaps.

The Target Portfolio allocates approximately 15-25% of its net assets to a liquidity strategy, which is employed through an overlay sleeve. The liquidity strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Target Portfolio’s asset levels, liquidity, and asset allocations. The liquidity strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations.

Larger, more established companies are defined as companies with a market capitalization above $3 billion whereas smaller-sized companies are defined as having a maximum market capitalization of $3 billion. Up to 40% of the equity portion may be invested in foreign (non-US dollar denominated) equity securities. The fixed income portion of the Acquiring Portfolio is allocated among investment grade securities; high yield or “junk” bonds; foreign (non-US dollar denominated) high-quality debt securities and emerging market securities; and cash reserves. Cash reserves may consist of investments denominated in US dollar and non-US dollar currencies and money market vehicles. The Acquiring Portfolio may invest a portion of its assets in real estate investment trusts (REITs) and US Treasury inflation protected securities.

The Acquiring Portfolio allocates approximately 15-25% of its net assets to a liquidity strategy, which is employed through an overlay sleeve. The liquidity strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Acquiring Portfolio’s asset levels, liquidity, and asset allocations. The liquidity strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, mortgage TBAs (mortgage TBAs are “to be announced” mortgage derivatives) swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Acquiring Portfolio or other circumstances relevant to the Acquiring Portfolio’s overall investment process.

Larger, more established companies are defined as companies with a market capitalization above $3 billion whereas smaller-sized companies are defined as having a maximum market capitalization of $3 billion. Up to 40% of the equity portion may be invested in foreign (non-US dollar denominated) equity securities. The fixed income portion of the Combined Portfolio is allocated among investment grade securities; high yield or “junk” bonds; foreign (non-US dollar denominated) high-quality debt securities and emerging market securities; and cash reserves. Cash reserves may consist of investments denominated in US dollar and non-US dollar currencies and money market vehicles. The Combined Portfolio may invest a portion of its assets in real estate investment trusts (REITs) and US Treasury inflation protected securities.

The Combined Portfolio allocates approximately 15-25% of its net assets to a liquidity strategy, which is employed through an overlay sleeve. The liquidity strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Combined Portfolio’s asset levels, liquidity, and asset allocations. The liquidity strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, mortgage TBAs (mortgage TBAs are “to be announced” mortgage derivatives) swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Combined Portfolio or other circumstances relevant to the Combined Portfolio’s overall investment process.

The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, mortgage TBAs (mortgage TBAs are “to-be-announced” mortgage derivatives), swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Target Portfolio or other circumstances relevant to the Target Portfolio’s overall investment process.	In pursuing its investment objective, the Acquiring Portfolio has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the subadviser believes will provide an opportunity for substantial appreciation. These situations might arise when the subadviser believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.	In pursuing its investment objective, the Combined Portfolio has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the subadviser believes will provide an opportunity for substantial appreciation. These situations might arise when the subadviser believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.

Principal Risks of the Portfolios

The table below compares the principal risks of investing in the Portfolios. All investments have risks to some degree, and it is possible that you could lose money by investing in each of the Portfolios. As previously noted, the Target Portfolio, the Acquiring Portfolio, and the Combined Portfolio have different investment objectives and similar principal investment strategies. An investment in the Target Portfolio involves similar risks as an investment in the Acquiring Portfolio or the Combined Portfolio, as noted below. An investment in each of the Portfolios is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While each of the Portfolios makes every effort to achieve its objective, it can’t guarantee success.

Principal Risks	Target Portfolio	Acquiring Portfolio	Combined Portfolio
Asset Allocation Risk. The Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolio to underperform other funds with a similar investment objective. As a fund that has a larger allocation to equity securities relative to its fixed income allocation, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value. Any given investment strategy may fail to produce the intended results, and a Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.	Yes	Yes	Yes

Principal Risks	Target Portfolio	Acquiring Portfolio	Combined Portfolio
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower-than-expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.	Yes	Yes	Yes

Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.	Yes	Yes	Yes

Principal Risks	Target Portfolio	Acquiring Portfolio	Combined Portfolio
Blend Style Risk. The Portfolio’s blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio’s portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high-quality stocks with good future growth prospects. The portion of the Portfolio’s portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security’s intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio’s assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.	Yes	Yes	Yes

Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.	Yes	Yes	Yes

Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.	Yes	Yes	Yes

Principal Risks	Target Portfolio	Acquiring Portfolio	Combined Portfolio
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect the ability of the Manager or a Portfolio’s Subadviser(s) to evaluate local companies or their potential impact on a Portfolio’s performance. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties. Regulatory regimes outside of the US may not require or enforce corporate governance standards comparable to that of the US, which may result in less protections for investors in such issuers and make such issuers more susceptible to actions not in the best interest of the issuer or its investors. Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.	Yes	Yes	Yes

Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.	Yes	Yes	Yes

Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below its net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.	Yes	Yes	Yes

Principal Risks	Target Portfolio	Acquiring Portfolio	Combined Portfolio
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.	Yes	Yes	Yes

Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.	Yes	Yes	Yes

Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including military conflict (including Russia’s military invasion in Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.	Yes	Yes	Yes

Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the Underlying Portfolios’ expenses, which will reduce the Portfolio’s performance.	Yes	No	No

Principal Risks	Target Portfolio	Acquiring Portfolio	Combined Portfolio
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.	Yes	Yes	Yes

Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.	Yes	Yes	Yes

Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.	No	Yes	Yes

Liquidity Allocation Risk. The Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in individual securities and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, performance may be adversely affected as a result of this strategy.	No	Yes	Yes

Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.	No	Yes	Yes

Principal Risks	Target Portfolio	Acquiring Portfolio	Combined Portfolio
Market Capitalization Risk. Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the Portfolio may invest a portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.	Yes	Yes	Yes

Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.	Yes	Yes	Yes

Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.	Yes	Yes	Yes

Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.	Yes	Yes	Yes

Performance of Target Portfolio

A number of factors, including risk, can affect how the Target Portfolio performs. The information below provides some indication of the risks of investing in the Target Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad measure of market performance. Past performance does not mean that the Target Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Returns
2015	-0.90%
2016	8.92%
2017	14.60%
2018	-6.17%
2019	18.25%
2020	6.07%
2021	20.90%

BEST QUARTER: 14.59% (2nd Quarter of 2020) WORST QUARTER: -21.80% (1st Quarter of 2020)

Average Annual Total Returns (as of December 31, 2021)

	1 YEAR	5 YEARS	Since Inception		Inception Date
Target Portfolio	20.90%	10.27%	8.22%		11/24/14
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	28.70%	18.47%	14.70	%*	-
Blended Index (reflects no deduction for fees, expenses or taxes)	16.72%	13.31%	10.23	%*	-

*Since Inception returns for the Indexes are measured from the month-end closest to the inception date.

Average Annual Total Returns (as of July 31, 2022)

	1 YEAR	5 YEARS	Since Inception		Inception Date
Target Portfolio	-11.63%	4.81%	5.25%		11/24/14
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-4.64%	12.82%	11.53	%*	-
Blended Index (reflects no deduction for fees, expenses or taxes)	-9.63%	7.69%	7.40	%*	-

*Since Inception returns for the Indexes are measured from the month-end closest to the inception date.

Performance of Acquiring Portfolio

A number of factors, including risk, can affect how the Acquiring Portfolio performs. The information below provides some indication of the risks of investing in the Acquiring Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad measure of market performance. Past performance does not mean that the Acquiring Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Returns
2015	1.50%
2016	5.45%
2017	20.40%
2018	-7.64%
2019	24.72%
2020	13.70%
2021	15.71%

BEST QUARTER: 18.73% (2nd Quarter of 2020) WORST QUARTER: -21.15% (1st Quarter of 2020)

Average Annual Total Returns (as of December 31, 2021)

	1 YEAR	5 YEARS	Since Inception		Inception Date
Acquiring Portfolio	15.71%	12.78%	9.75%		02/10/14
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	28.70%	18.47%	15.45	%*	-
Blended Index (reflects no deduction for fees, expenses or taxes)	17.81%	13.94%	11.11	%*	-

*Since Inception returns for the Indexes are measured from the month-end closest to the inception date.

Average Annual Total Returns (as of July 31, 2022)

	1 YEAR	5 YEARS	Since Inception		Inception Date
Acquiring Portfolio	-11.44%	6.76%	7.16%		02/10/14
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-4.64%	12.82%	11.53	%*	-
Blended Index (reflects no deduction for fees, expenses or taxes)	-9.10%	8.41%	8.04	%*	-

*Since Inception returns for the Indexes are measured from the month-end closest to the inception date.

Capitalizations of Target Portfolio and Acquiring Portfolio Before and After Reorganization

The following table sets forth, as of July 31, 2022: (i) the capitalization of the Target Portfolio, (ii) the capitalization of the Acquiring Portfolio, and (iii) the capitalization of the Combined Portfolio as adjusted to give effect to the Reorganization.

	Target Portfolio (unaudited)	Acquiring Portfolio (unaudited)	Adjustments		Combined Portfolio (Pro Forma Surviving) (unaudited)
Net assets	$471,063,318	$2,612,753,801			$3,083,817,119
Total shares outstanding	31,786,715	145,487,629	(5,558,245	)(a)	171,716,099
Net asset value per share	$14.82	$17.96			$17.96

(a) Reflects the change in shares of the Target Portfolio upon conversion into the Acquiring Portfolio. Shareholders of the Target Portfolio would become shareholders of the Acquiring Portfolio, receiving shares of the Acquiring Portfolio equal to the value of their holdings in the Target Portfolio immediately prior to the Reorganization.

MANAGEMENT OF THE TARGET PORTFOLIO,
THE ACQUIRING PORTFOLIO AND THE COMBINED PORTFOLIO

This section provides more information about: (i) PGIM Investments and ASTIS, (ii) Franklin, ClearBridge and Western Asset as subadvisers to the Target Portfolio, and (iii) T. Rowe Price, T. Rowe Price International, T. Rowe Price Hong Kong, and T. Rowe Price Japan as subadvisers to the Acquiring Portfolio and the Combined Portfolio.

Investment Management Arrangements

The Acquiring Portfolio is managed by PGIM Investments, 655 Broad Street, Newark, NJ 07102, and ASTIS, One Corporate Drive, Shelton, Connecticut 06484 and the Target Portfolio is managed by PGIM Investments. For ease of reference, the term “Manager” is used to refer to PGIM Investments and ASTIS jointly with respect to the Acquiring Portfolio, and solely to PGIM Investments with respect to the Target Portfolio.

As of September 30, 2022, PGIM Investments served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $276.9 trillion. PGIM Investments is an indirect wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential”). PGIM Investments has been in the business of providing advisory services since 1996.

As of September 30, 2022, ASTIS served as investment manager to certain Prudential U.S. and offshore open-end investment companies with aggregate assets of approximately $113.5 trillion. ASTIS is a subsidiary of Prudential Annuities Holding Company, Inc., which is a subsidiary of Prudential Annuities, Inc., a subsidiary of Prudential. ASTIS has been in the business of providing advisory services since 1992.

The Investment Management Agreements between the Manager and the Trust on behalf of the Target Portfolio and the Acquiring Portfolio (the “Management Agreements”), provide that the Manager will furnish the Target Portfolio and the Acquiring Portfolio with investment advice and administrative services subject to the oversight of the Board and in conformity with the stated principal investment strategies of the Target Portfolio and the Acquiring Portfolio. The Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent, and shareholder servicing services that are deemed advisable by the Trustees.

The Trust uses a “manager-of-managers” structure. That means that the Manager has engaged the subadvisers to conduct the investment programs of the Target Portfolio and the Acquiring Portfolio, including the purchase, retention and sale of portfolio securities and other financial instruments. The Manager is responsible for monitoring the activities of the subadvisers and reporting on such activities to the Trustees. The Trust has obtained an exemptive order from the SEC that permits the Manager, subject to approval by the Board, to hire or change subadvisers for the Target Portfolio and the Acquiring Portfolio by entering into new subadvisory agreements with affiliated and non-affiliated subadvisers, without obtaining shareholder approval of such changes. This exemptive order (which is similar to exemptive orders granted to other investment companies that are organized in a manner similar to the Trust) is intended to facilitate the efficient supervision and management of the subadvisers by the Manager and the Trustees.

If there is more than one subadviser for the Target Portfolio and the Acquiring Portfolio, the Manager will normally determine the division of the assets for each of the Portfolios among the applicable subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among such subadvisers as the Manager deems appropriate. The Manager may, in its discretion, change the target allocation of assets among subadvisers, transfer assets between subadvisers, or change the allocation of cash inflows or cash outflows among subadvisers for any reason and at any time without notice. As a consequence, the Manager may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

Reallocations of assets among the subadvisers and the Manager may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the subadvisers and the Manager select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the Target Portfolio or the Acquiring Portfolio or that certain subadvisers or the Manager may simultaneously favor the same industry. The Manager will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a subadviser buys a security as another subadviser or the Manager sells it, the net position of the Target Portfolio or the Acquiring Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Target Portfolio or the Acquiring Portfolio will have incurred additional costs. The Manager will consider these costs in determining the allocation of assets or cash flows. The Manager will consider the timing of asset and cash flow reallocations based upon the best interests of each of the Portfolios and its shareholders.

A discussion regarding the basis for the Board’s approvals of the Management Agreements and the subadvisory agreements are available in the semi-annual reports (for agreements approved during the six-month period ended June 30) and in the annual reports (for agreements approved during the six-month period ended December 31).

Subadvisers of the Target Portfolio and the Acquiring Portfolio. The Target Portfolio is subadvised by Franklin, ClearBridge and Western Asset. The Acquiring Portfolio is subadvised by T. Rowe Price, T. Rowe Price International, T. Rowe Price Hong Kong, and T. Rowe Price Japan. The SAI provides additional information about the portfolio managers responsible for the day-to-day management of each of the Portfolios, the portfolio managers’ compensation, other accounts that each portfolio manager manages, and ownership of portfolio securities by each portfolio manager. If the Reorganization is approved, the Combined Portfolio will be managed by T. Rowe Price, T. Rowe Price International, T. Rowe Price Hong Kong, and T. Rowe Price Japan.

Descriptions of the subadvisers and the portfolio managers are set forth below:

Target Portfolio

Franklin Advisers, Inc. (“Franklin”) is a wholly-owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries. As of September 30, 2022, Franklin Resources, Inc. and its affiliates had approximately $292 billion in assets under management. Franklin Advisers is located at One Franklin Parkway, San Mateo, California 94403.

The portfolio managers from Franklin who are jointly and primarily responsible for the day-to-day management of the Target Portfolio are Jacqueline Kenney and Laura Green, CFA.

Jacqueline Kenney, CFA, is a vice president and portfolio manager for Franklin Templeton Investment Solutions. Prior to Franklin Templeton, Ms. Kenney was a member of the Portfolio Management group at QS Investors, a quantitative multi-asset and equity manager. QS Investors combined with Franklin Templeton Multi-Asset Solutions in October 2020 to create Franklin Templeton Investment Solutions. Before joining QS Investors in 2010, Ms. Kenney was employed by its predecessor, Deutsche Asset Management Quantitative Strategies Group. Previously, she was a consultant at Bearing Point and Accenture. Ms. Kenney holds a bachelor of arts in Computer Science from Colgate University and an MBA in finance and accounting from the Ross School of Business at the University of Michigan. She also holds the Chartered Financial Analyst (CFA) designation.

Laura Green, CFA, is a vice president and portfolio manager within Franklin Templeton Investment Solutions. Ms. Green is responsible for asset allocation (multi-asset) strategies, including target-date, target-risk, volatility-controlled, ESG and customized solutions. Prior to joining Franklin Templeton, Ms. Green was a member of the Portfolio Management team at QS Investors, a quantitative multi-asset and equity manager, where she was responsible for managing similar strategies. QS Investors combined with Franklin Templeton Multi-Asset Solutions in October 2020 to create Franklin Templeton Investment Solutions. Before joining QS Investors in 2010, Ms .Green was a member of its predecessor, Deutsche Asset Management Quantitative Strategies group, where she held portfolio manager and portfolio assistant positions. Ms. Green holds a bachelor of arts in communication from the University of Pennsylvania. She also holds the Chartered Financial Analyst (CFA) designation.

ClearBridge Investments, LLC (“ClearBridge”). ClearBridge is a wholly-owned indirect subsidiary of Franklin Resources, Inc. ClearBridge has offices at 620 Eighth Avenue, New York, New York 10018 and is an investment adviser that manages US and international equity investment strategies for institutional and individual investors. ClearBridge has been committed to delivering long-term results through active management for more than 50 years, and bases its investment decisions on fundamental research and the insights of seasoned portfolio management teams. As of September 30, 2022, ClearBridge’s assets under management (including assets under management for ClearBridge and ClearBridge Investments Limited and its subsidiaries) were approximately $145.6 billion, including $27.2 billion for which ClearBridge provides non-discretionary investment models to managed account sponsors.

Western Asset Management Company, LLC (WAMCO) & Western Asset Management Company Limited (WAML). WAMCO, established in 1971 and effective July 31, 2020, a wholly-owned indirect subsidiary of Franklin Resources, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by WAMCO and its supervised affiliates, including Western Asset Management Company Ltd. – Japan and Western Asset Management Company Pte. Ltd. – Singapore, were approximately $375.5 billion as of September 30, 2022. WAMCO’s address is 385 East Colorado Boulevard, Pasadena, California 91101. Effective July 31, 2020, WAML is a wholly-owned indirect subsidiary of Franklin Resources, Inc. WAML acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. WAML is located at 10 Exchange Place, London, England.

Acquiring Portfolio and Combined Portfolio

T. Rowe Price Associates, Inc. (“T. Rowe Price”) is a wholly-owned subsidiary of T. Rowe Price Group, Inc. T. Rowe Price and its affiliates managed approximately $1.23 trillion in assets as of September 30, 2022. T. Rowe Price’s address is 100 East Pratt Street, Baltimore, Maryland 21202.

T. Rowe Price manages the Acquiring Portfolio through an Investment Advisory Committee that is responsible for managing the Acquiring Portfolio and developing and executing the Acquiring Portfolio’s investment program. Charles M. Shriver, CFA and Toby M. Thompson, CFA, CAIA are Co-Chairmen of the Investment Advisory Committee and are jointly and primarily responsible for day-to-day responsibility for managing the Acquiring Portfolio, developing and executing the Acquiring Portfolio’s investment program, implementing and monitoring the Acquiring Portfolio’s investment strategy, as well as the allocation of the Acquiring Portfolio’s assets.

Charles M. Shriver is a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. He is a portfolio manager for several asset allocation portfolios within the Asset Allocation Group. He is the president of the Global Allocation, Balanced, and Spectrum Allocation Funds and chairman of their Investment Advisory Committees. Charles is also a member of the Investment Advisory Committee for the Real Assets Fund. He is Co-Chair of the Asset Allocation Committee and has been with the firm since 1991. Charles earned a BA in economics and rhetoric/communications studies from the University of Virginia, an MSF in finance from Loyola University Maryland, and a graduate diploma in public economics from Stockholm University. He has earned the Chartered Financial Analyst designation.

Toby M. Thompson is a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. He is a portfolio manager within the Multi-Asset Division. He serves as co-portfolio manager of the Managed Volatility Strategy and is a member of the Investment Advisory Committees of the Global Allocation Fund, Balanced Fund, Spectrum Allocation Funds, and Spectrum Funds. Prior to joining the firm in 2007, he served as director of investments of the I.A.M. National Pension Fund. Before joining the I.A.M. National Pension Fund, Toby was a principal with Brown Investment Advisory, where he worked in fixed income research, served as director of open architecture and asset allocation, and was a member of the firm’s Strategic Investment Committee. Toby earned a BS in business and economics from Towson University and an MBA in finance from Loyola University Maryland. He has earned his Chartered Financial Analyst (CFA) and Chartered Alternative Investment Analyst (CAIA) designations.

T. Rowe Price International Ltd (“T. Rowe Price International”) was organized in 2000 as a United Kingdom corporation and is a wholly owned subsidiary of T. Rowe Price. In 2010, the corporation changed its name from T. Rowe Price Global Investment Services Limited to T. Rowe Price International Ltd. T. Rowe Price International is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, and is also registered or licensed with the U.K. Financial Conduct Authority, the Kanto Local Finance Bureau, and the Financial Services Agency of Japan, among other regulators. T. Rowe Price International is headquartered in London at 60 Queen Victoria Street, London EC4N 4TZ United Kingdom, and has several other branch offices around the world.

T. Rowe Price Hong Kong Limited (“T. Rowe Price Hong Kong”), a wholly owned subsidiary of Price International, was organized as a Hong Kong limited company in 2010. Price Hong Kong is responsible for marketing and client servicing of non-US clients based in certain Asian countries, including Hong Kong and Taiwan. Price Hong Kong is licensed with the SFC and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Price Hong Kong serves as a subadviser to registered investment companies and other commingled products for which Price International serves as adviser, and provides investment management services for other clients who seek to primarily invest in securities markets of the Asia-Pacific region (excluding Japan and Australia). Price Hong Kong’s address is 1 Connaught Place, Room 2101-2120, Jardine House 21st Floor, Central Hong Kong.

T. Rowe Price Japan, Inc. (“T. Rowe Price Japan”), a wholly owned subsidiary of T. Rowe Price International, was organized in 2017 as a Japanese corporation and commenced its operation in 2018. Prior to 2018, T. Rowe Price Japan operated as a branch of T. Rowe Price International (T. Rowe Price International – Tokyo Branch). T. Rowe Price Japan is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, and is also licensed with the Japan Financial Services Agency. T. Rowe Price Japan serves as a subadviser to registered investment companies and other commingled products for which T. Rowe Price International and its affiliates serves as adviser, and provides investment management services for other clients who seek to invest in Japanese securities markets. T. Rowe Price Japan is headquartered in Tokyo at 1-9-2, Marunouchi, Chiyoda-ku, Tokyo, Japan.

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest. For each portfolio manager that is primarily responsible for the day-to-day portfolio management of the Target Portfolio and the Acquiring Portfolio and that will be responsible for the day-to-day portfolio management of the Combined Portfolio if the Reorganization is approved, the SAI of the Trust contains an explanation of the structure of, and method(s) used by each of Franklin, ClearBridge, Western Asset, T. Rowe Price, T. Rowe Price International, T. Rowe Price Hong Kong, and T. Rowe Price Japan to determine portfolio manager compensation. For each such portfolio manager for the Target Portfolio and the Acquiring Portfolio, the SAI of the Trust also contains an explanation of any material conflicts of interest that may arise between a portfolio manager’s management of the Target Portfolio’s and the Acquiring Portfolio’s investments and investments in other accounts.

Portfolio Managers: Other Accounts—Additional Information About the Portfolio Managers—Other Accounts and Share Ownership. The SAI of the Trust provides additional information about the compensation for each portfolio manager that is primarily responsible for the day-to-day management of the Target Portfolio, the Acquiring Portfolio, other accounts managed by those portfolio managers, and ownership of Trust securities by those portfolio managers.

Contractual and Effective Investment Management Fee Rates for the Portfolios

The contractual investment management fee rates for the Target Portfolio and the Acquiring Portfolio are set forth below:

AST Franklin 85/15 Diversified Allocation Portfolio

0.7325% of average daily net assets to $300 million;

0.7225% on next $200 million of average daily net assets;

0.7125% on next $250 million of average daily net assets;

0.7025% on next $2.5 billion of average daily net assets;

0.6925% on next $2.75 billion of average daily net assets;

0.6625% on next $4 billion of average daily net assets;

0.6425% over $10 billion of average daily net assets

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AST T. Rowe Price Growth Opportunities Portfolio

0.7325% of average daily net assets to $300 million;

0.7225% on next $200 million of average daily net assets;

0.7125% on next $250 million of average daily net assets;

0.7025% on next $2.5 billion of average daily net assets;

0.6925% on next $2.75 billion of average daily net assets;

0.6625% on next $4 billion of average daily net assets;

0.6425% over $10 billion of average daily net assets

The contractual investment management fee rate for the Acquiring Portfolio is not changing in connection with the Reorganization. Assuming completion of the Reorganization and based on the assets under management for each of the Portfolios as of June 30, 2022, the effective management fee rate for the Combined Portfolio would be 0.71%. Additionally, based on the current assets under management for each of the Portfolios as of June 30, 2022, and assuming completion of the Reorganization on that date, the pro forma annualized total net operating expense ratio for the Combined Portfolio is lower than the annualized total net operating expense ratio of the Target Portfolio.

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VOTING INFORMATION

Approval of the Reorganization requires approval by a majority of the outstanding voting securities of the Target Portfolio, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of the Target Portfolio’s outstanding voting securities is the lesser of (i) 67% of the Target Portfolio’s outstanding voting securities represented at a meeting at which more than 50% of the Target Portfolio’s outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Target Portfolio’s outstanding voting securities. Each Contract owner will be entitled to give voting instructions equivalent to one vote for each full share, and a fractional vote for each fractional share, of the Target Portfolio beneficially owned at the close of business on the record date. If sufficient votes to approve the Reorganization are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of voting instructions. Pursuant to the Trust’s Amended and Restated Declaration of Trust, the holders of one-third of the outstanding voting shares present in person or by proxy shall constitute a quorum at any meeting of Trust shareholders.

In accordance with requirements of the SEC, each Participating Insurance Company, as record owner of the shares of the Target Portfolio, will vote all shares of the Target Portfolio, including Target Portfolio shares owned by a Participating Insurance Company in its general account or otherwise, for which it does not receive instructions from the Contract owner beneficially owning the shares or for instructions that are not clearly marked, and the Participating Insurance Company will vote those shares (for the proposal, against the proposal, or abstain) in the same proportion as the votes actually cast in accordance with instructions received from Contract owners (“Shadow Voting”). The presence at the Meeting of the Participating Insurance Companies affiliated with the Manager and other AST portfolios will be sufficient to constitute a quorum. Therefore, this Shadow Voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote. No minimum response is required from the Contract owners before Shadow Voting is applied. An abstention is not counted as an affirmative vote of the type necessary to approve the proposal and, therefore, instructions to the applicable Participating Insurance Company to abstain will have the same effect as a vote against the proposal.

How to Vote

You can vote your shares in any one of four ways:

•	By mail, with the enclosed voting instruction card;

•	Over the Internet;

•	Attending the Meeting to be held at the offices of the Trust, 655 Broad Street, Newark, New Jersey 07102, and submitting your voting instructions; or

•	By phone.

If you simply sign and date the voting instruction card but give no voting instructions, your shares will be voted by the Participating Insurance Company in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment thereof.

Revoking Voting Instructions

Contract owners executing and returning voting instructions may revoke such instructions at any time prior to exercise of those instructions by written notice of such revocation to the Secretary of the Trust, by execution of subsequent voting instructions. In addition, you may revoke such instructions by attending the Meeting.

Other Matters

The Board does not intend to bring any matters before the Meeting other than those described in this Prospectus/Proxy Statement. The Board is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, it is intended that the Participating Insurance Companies will vote in accordance with their judgment.

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Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the Trust or the Participating Insurance Company. If the record owner of a Contract is a custodian, nominee, or fiduciary, the Trust may send proxy materials to the record owner for any beneficial owners that such record owner may represent. The Trust may reimburse custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with proxy solicitations of such beneficial owners.

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ADDITIONAL INFORMATION ABOUT THE TARGET PORTFOLIO
AND THE ACQUIRING PORTFOLIO

Each of the Target Portfolio and the Acquiring Portfolio is a separate series of the Trust, which is also an open-end management investment company registered with the SEC under the 1940 Act. Each of its series is, in effect, a separate mutual fund.

Additional information about the Target Portfolio and Acquiring Portfolio is included in Exhibit B to this Prospectus/Proxy Statement. Additional information about the Target Portfolio is included in the prospectus and SAI for the Trust under file number 033-24962, dated April 25, 2022, and the portions of that prospectus and SAI relating to the Target Portfolio are incorporated herein by reference. Further information about the Acquiring Portfolio is included in the SAI. The SAI, under file number 033-24962, is incorporated herein by reference. These documents are available upon request and without charge by calling 1-800-778-2255 or by writing to the Trust at 655 Broad Street, Newark, New Jersey 07102.

The Trust, on behalf of the Target Portfolio and the Acquiring Portfolio, files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. The Trust also prepares annual reports, which include the management discussion and analysis. The annual report is available both from the SEC and from the Trust. These materials can be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549, and at the Regional Offices of the SEC located in New York City at 233 Broadway, New York, NY 10279. Also, copies of such material can be obtained from the SEC’s Public Reference Section, Washington, D.C. 20549-6009, upon payment of prescribed fees, or from the SEC’s Internet address at http://www.sec.gov.

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PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the Target Portfolio and the Acquiring Portfolio had shares/votes outstanding as set forth in the table below.

Target/Acquiring Portfolio		Shares/Votes Outstanding
AST Franklin 85/15 Diversified Allocation Portfolio	[TO BE ADDED BY SUBSEQUENT FILING]
AST T. Rowe Price Growth Opportunities Portfolio	[TO BE ADDED BY SUBSEQUENT FILING]

As of the Record Date, all of the shares of the Target Portfolio and the Acquiring Portfolio are owned as of record by various Participating Insurance Company separate accounts related to the Contracts. As noted above, the Participating Insurance Companies are required to offer Contract owners the opportunity to instruct them as to how to vote Target Portfolio shares. The table below sets forth, as of the Record Date, each shareholder that owns beneficially more than 5% of the Target Portfolio or the Acquiring Portfolio.

Target/Acquiring Portfolio	Beneficial Owner Name*	Address	Shares/% Ownership
AST Franklin 85/15 Diversified Allocation Portfolio	[TO BE ADDED BY SUBSEQUENT FILING]
AST T. Rowe Price Growth Opportunities Portfolio	[TO BE ADDED BY SUBSEQUENT FILING]

* As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

As of the Record Date, the Trustees and Officers of AST, each as a group, beneficially owned less than 1% of the outstanding voting shares of either of the Portfolios.

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FINANCIAL HIGHLIGHTS

The financial highlights, which follow will help you evaluate the financial performance of the Target Portfolio and the Acquiring Portfolio. The total return in each chart represents the rate that a shareholder earned on an investment in the Target Portfolio and the Acquiring Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any Contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return.

The financial highlights for the Target Portfolio and the Acquiring Portfolio for the fiscal ended December 31, 2021 are derived from the financial statements audited by PricewaterhouseCoopers LLP, the Trust’s independent registered public accounting firm for such fiscal year, whose reports thereon were unqualified. The information for the fiscal years or periods (as applicable) prior to the fiscal year ended December 31, 2020 was audited by KPMG LLP, the Trust’s prior independent registered public accounting firm. The Trust’s financial statements are included in the applicable annual reports to shareholders, which are available upon request. The financial highlights for the Target Portfolios and the Acquiring Portfolio for the six-month period ended June 30, 2022, are unaudited and are included in the applicable semi-annual reports to shareholders, which are available upon request.

	AST Franklin 85/15 Diversified Allocation Portfolio
	Six Months Ended June 30, 2022		Year Ended December 31,
	(unaudited)		2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$17.53		$14.50	$13.67	$11.56		$12.32		$10.75
Income (Loss) From Investment Operations:
Net investment income (loss)	0.08		0.08	0.16	0.23		0.19		0.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.76)		2.95	0.67	1.88		(0.95)		1.41
Total from investment operations	(3.68)		3.03	0.83	2.11		(0.76)		1.57
Capital Contributions	—		—	—	—	(b)(c)	—	(b)(c)	—
Net Asset Value, end of period	$13.85		$17.53	$14.50	$13.67		$11.56		$12.32
Total Return(d)	(20.99)%		20.90%	6.07%	18.25	%(e)	(6.17	)%(e)	14.60%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$414		$650	$568	$555		$357		$333
Average net assets (in millions)	$556		$622	$466	$491		$394		$260
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.96	%(g)	0.92%	0.95%	0.95%		0.95%		0.96%
Expenses before waivers and/or expense reimbursement	1.05	%(g)	1.04%	1.07%	1.06%		1.07%		1.11%
Net investment income (loss)	1.00	%(g)	0.50%	1.25%	1.82%		1.57%		1.41%
Portfolio turnover rate(h)	55%		110%	114%	33%		43%		23%

(a) Calculated based on average shares outstanding during the period.

(b) Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c) Amount rounds to zero.

(d) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e) Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(f) Does not include expenses of the underlying funds in which the Portfolio invests.

(g) Annualized.

(h) The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher

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	AST T. Rowe Price Growth Opportunities Portfolio
	Six Months Ended June 30, 2022		Year Ended December 31,
	(unaudited)		2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$20.84		$18.01	$15.84	$12.70		$13.75		$11.42
Income (Loss) From Investment Operations:
Net investment income (loss)	0.08		0.06	0.08	0.18		0.17		0.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.99)		2.77	2.09	2.96		(1.22)		2.22
Total from investment operations	(3.91)		2.83	2.17	3.14		(1.05)		2.33
Capital Contributions	—		—	—	—	(b)(c)	—	(b)(c)	—
Net Asset Value, end of period	$16.93		$20.84	$18.01	$15.84		$12.70		$13.75
Total Return(d)	(18.76)%		15.71%	13.70%	24.72	%(e)	(7.64	)%(e)	20.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,315		$3,630	$3,360	$2,950		$1,619		$1,400
Average net assets (in millions)	$3,123		$3,578	$2,672	$2,460		$1,753		$1,088
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.97	%(g)	0.97%	0.99%	0.99%		1.01%		1.02%
Expenses before waivers and/or expense reimbursement	0.98	%(g)	0.98%	1.00%	1.00%		1.02%		1.03%
Net investment income (loss)	0.80	%(g)	0.32%	0.54%	1.23%		1.23%		0.88%
Portfolio turnover rate(h)	104%		147%	171%	69%		83%		56%

(a) Calculated based on average shares outstanding during the period.

(b) Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c) Amount rounds to zero.

(d) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e) Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(f) Does not include expenses of the underlying funds in which the Portfolio invests.

(g) Annualized.

(h) The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

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EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits

A Form of Plan of Reorganization

B Summary Prospectus for the Acquiring Portfolio dated April 25, 2022, as supplemented on June 22, 2022.

The above-described Summary Prospectus and supplement to the Summary Prospectus for the Acquiring Portfolio is part of this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders. For purposes of this EDGAR filing, the above-described Summary Prospectus and supplement to the summary prospectus for the Acquiring Portfolio will be included in the proxy solicitation mailing to shareholders. For purposes of this EDGAR filing, it was filed with the SEC via EDGAR under the Securities Act of 1933 on April 25, 2022, and supplemented on June 22, 2022, and is incorporated herein by reference.

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EXHIBIT A

ADVANCED SERIES TRUST
FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the “Plan”) of Advanced Series Trust, a Massachusetts business trust having its principal place of business at 655 Broad Street, Newark, New Jersey 07102 (“AST”), on behalf of the acquiring portfolio listed in Schedule A to this Plan (the “Acquiring Portfolio”) and the target portfolio listed in Schedule A to this Plan (the “Target Portfolio”), is made as of this day of [February __, 2023]. Together, the Target Portfolio and the Acquiring Portfolio are referred to herein as the “Portfolios.”

The reorganization for the Target Portfolio (hereinafter referred to as the “Reorganization”) is intended to constitute a tax-free transaction for federal income tax purposes and will consist of: (i) the acquisition by the Acquiring Portfolio of all of the assets of the Target Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio in exchange solely for full and fractional shares of the Acquiring Portfolio (“Acquiring Portfolio Shares”); (ii) the distribution of Acquiring Portfolio Shares to the shareholders of the Target Portfolio according to their respective interests in complete liquidation of the Target Portfolio; and (iii) the dissolution of the Target Portfolio as soon as practicable after the closing (as defined in Section 3, hereinafter called the “Closing”), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by AST on behalf of the Acquiring Portfolio and the Target Portfolio, as applicable:

1.       Sale and Transfer of Assets, Liquidation and Dissolution of Target Portfolio.

(a) Subject to the terms and conditions of this Plan, AST shall: (i) transfer all of the assets of the Target Portfolio, as set forth in Section 1(b) hereof, to the Acquiring Portfolio; and (ii) cause the Acquiring Portfolio to assume all the liabilities of the Target Portfolio as set forth in Section 1(b) hereof. Such transactions shall take place at the Closing.

(b) The assets of the Target Portfolio to be acquired by the Acquiring Portfolio (collectively, the “Assets”) shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable that are owned by the Target Portfolio, and any deferred or prepaid expenses shown as an asset on the books of the Target Portfolio on the Closing date (as defined in Section 3, hereinafter the “Closing Date”). All liabilities, expenses, costs, charges and reserves of the Target Portfolio, to the extent that they exist at or after the Closing, shall after the Closing attach to the Acquiring Portfolio and may be enforced against the Acquiring Portfolio to the same extent as if the same had been incurred by the Acquiring Portfolio.

(c) Subject to the terms and conditions of this Plan, AST on behalf of the Acquiring Portfolio shall at the Closing deliver to the Target Portfolio the number of Acquiring Portfolio Shares, determined by dividing the net asset value per share of the shares of the Target Portfolio (“Target Portfolio Shares”) on the Closing Date by the net asset value per share of the Acquiring Portfolio Shares, and multiplying the result thereof by the number of outstanding Target Portfolio Shares as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

(d) Immediately following the Closing, the Target Portfolio shall distribute pro rata to its shareholders of record as of the close of business on the Closing Date, the Acquiring Portfolio Shares received by the Target Portfolio pursuant to this Section 1 and then shall terminate and dissolve. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of AST relating to the Acquiring Portfolio and noting in such accounts the type and amounts of Acquiring Portfolio Shares that former Target Portfolio shareholders are due based on their respective holdings of the Target Portfolio as of the close of business on the Closing Date. Fractional Acquiring Portfolio Shares shall be carried to the third decimal place. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio shares in connection with such exchange.

2.       Valuation.

(a) The value of the Target Portfolio’s Assets to be transferred to the Acquiring Portfolio hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (the “Valuation Time”) using the valuation procedures set forth in AST’s current effective prospectus.

(b) The net asset value of a share of the Acquiring Portfolio shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in AST’s current effective prospectus.

(c) The net asset value of a share of the Target Portfolio shall be determined to the fourth decimal point as of the Valuation Time using the valuation procedures set forth in AST’s current effective prospectus.

3.       Closing and Closing Date.

The consummation of the transactions contemplated hereby shall take place at the Closing (the “Closing”). The date of the Closing (the “Closing Date”) shall be February __, 2023, or such other date as determined in writing by AST’s officers. The Closing shall take place at the principal office of AST at 5:00 p.m. Eastern time on the Closing Date. AST on behalf of the Target Portfolio shall have provided for delivery as of the Closing of the Target Portfolio’s Assets to the account of the Acquiring Portfolio at the Acquiring Portfolio’s custodians. Also, AST on behalf of the Target Portfolio shall produce at the Closing a list of names and addresses of the shareholders of record of the Target Portfolio Shares and the number of full and fractional shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President to the best of its or his or her knowledge and belief. AST on behalf of the Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited to the Target Portfolio’s account on the Closing Date to the Secretary of AST, or shall provide evidence satisfactory to the Target Portfolio that the Acquiring Portfolio Shares have been registered in an account on the books of the Acquiring Portfolio in such manner as AST on behalf of Target Portfolio may request.

4.       Representations and Warranties by AST on behalf of the Target Portfolio.

AST makes the following representations and warranties about the Target Portfolio:

(a) The Target Portfolio is a series of AST, a business trust organized under the laws of the Commonwealth of Massachusetts and validly existing and in good standing under the laws of that jurisdiction. AST is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company and all of the Target Portfolio Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the “1933 Act”).

(b) AST on behalf of the Target Portfolio is authorized to issue an unlimited number of the Target Portfolio shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c) The financial statements appearing in AST’s Annual Report to Shareholders for the fiscal year ended December 31, 2021, audited by PricewaterhouseCoopers LLP, fairly present the financial position of the Target Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis. The unaudited financial statements appearing in AST’s Semi-Annual Report to Shareholders for the six-month period ended June 30, 2022 present the financial position of the Target Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d) AST has the necessary power and authority to conduct the Target Portfolio’s business as such business is now being conducted.

(e) AST on behalf of the Target Portfolio is not a party to or obligated under any provision of AST’s Second Amended and Restated Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f) The Target Portfolio does not have any unamortized or unpaid organizational fees or expenses.

(g) The Target Portfolio has elected to be, and is, treated as a partnership for U.S. federal income tax purposes. The Target Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”), since its inception and will continue to satisfy such requirements at the Closing.

(h) The Target Portfolio, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for the Target Portfolio shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Target Portfolio to such shareholder, and/or (ii) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, and 3406 of the Code.

(i) At the Closing, the Target Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially adversely affect title thereto.

(j) Except as may be disclosed in AST’s current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Target Portfolio.

(k) There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Target Portfolio.

(l) The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of AST’s Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

5.       Representations and Warranties by AST on behalf of the Acquiring Portfolio.

AST makes the following representations and warranties about the Acquiring Portfolio:

(a) The Acquiring Portfolio is a series of AST, a business trust organized under the laws of the Commonwealth of Massachusetts validly existing and in good standing under the laws of that jurisdiction. AST is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Portfolio Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act.

(b) AST on behalf of the Acquiring Portfolio is authorized to issue an unlimited number of the Acquiring Portfolio shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c) The financial statements appearing in AST’s Annual Report to Shareholders for the fiscal year ended December 31, 2021, audited by PricewaterhouseCoopers LLP, fairly present the financial position of the Acquiring Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis. The unaudited financial statements appearing in AST’s Semi-Annual Report to Shareholders for the six-month period ended June 30, 2022 present the financial position of the Acquiring Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d) AST has the necessary power and authority to conduct the Acquiring Portfolio’s business as such business is now being conducted.

(e) AST on behalf of the Acquiring Portfolio is not a party to or obligated under any provision of AST’s Second Amended and Restated Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f) The Acquiring Portfolio has elected to be, and is, treated as a partnership for federal income tax purposes. The Acquiring Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Code since its inception and will continue to satisfy such requirements at the Closing.

(g) The statement of assets and liabilities to be created by AST for the Acquiring Portfolio as of the Valuation Time for the purpose of determining the number of Acquiring Portfolio Shares to be issued pursuant to this Plan will accurately reflect the Assets in the case of the Target Portfolio and the net asset value in the case of the Acquiring Portfolio, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(h) At the Closing, the Acquiring Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(i) Except as may be disclosed in AST’s current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Acquiring Portfolio.

(j) There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Acquiring Portfolio.

(k) The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of AST’s Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

(l) AST anticipates that consummation of this Plan will not cause the Acquiring Portfolio to fail to conform to the requirements of Section 817(h) at the end of each tax quarter.

6.       Intentions of AST on behalf of the Portfolios.

(a) At the Closing, AST on behalf of the Target Portfolio, intends to have available a copy of the shareholder ledger accounts, certified by AST’s transfer agent or its President or a Vice President to the best of its or his or her knowledge and belief, for all the shareholders of record of Target Portfolio Shares as of the Valuation Time who are to become shareholders of the Acquiring Portfolio as a result of the transfer of assets that is the subject of this Plan.

(b) AST intends to operate each Portfolio’s respective business as presently conducted between the date hereof and the Closing.

(c) AST intends that the Target Portfolio will not acquire the Acquiring Portfolio Shares for the purpose of making distributions thereof to anyone other than the Target Portfolio’s shareholders.

(d) AST on behalf of the Target Portfolio intends, if this Plan is consummated, to liquidate and dissolve the Target Portfolio.

(e) AST intends that, by the Closing, each Portfolio’s Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(f) AST intends to mail to each shareholder of the Target Portfolio entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g) AST intends to file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Portfolio Shares issuable hereunder (“Registration Statement”), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it will: (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the shareholders’ meeting of the Target Portfolio, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

7.       Conditions Precedent to be Fulfilled by AST on behalf of the Portfolios.

The consummation of the Plan with respect to the Acquiring Portfolio and the Target Portfolio shall be subject to the following conditions:

(a) That: (i) all the representations and warranties contained herein concerning the Portfolios shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by AST on behalf of the Portfolios shall occur prior to the Closing; and (iii) AST shall execute a certificate signed by the President or a Vice President and by the Secretary or equivalent officer to the foregoing effect.

(b) That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Trustees of AST on behalf of the Portfolios.

(c) That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, that no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of a Portfolio or would prohibit the transactions contemplated hereby.

(d) That at or immediately prior to the Closing, the Target Portfolio shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Target Portfolio’s shareholders all of such Target Portfolio’s investment company taxable income for taxable years ending at or prior to the Closing and all of its net capital gain, if any, realized in taxable years ending at or prior to the Closing (after reduction for any capital loss carry-forward).

(e) That there shall be delivered to AST on behalf of the Portfolios an opinion from Goodwin Procter LLP, in form and substance satisfactory to AST, substantially to the effect that the transactions contemplated by this Plan should constitute a tax-free transaction for federal income tax purposes. Such opinion shall contain at a minimum the conclusion that the transfer by the Target Portfolio of all of its assets to the Acquiring Portfolio, in exchange solely for Acquiring Portfolio Shares, the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Target Portfolio in complete liquidation of the Target Portfolio, should be tax-free to the shareholders of the Target Portfolio for U.S. federal income tax purposes.

In giving the opinion set forth above, counsel may state that it is relying on certificates of the officers of AST with regard to matters of fact.

(f) That the Registration Statement with respect to the Acquiring Portfolio Shares to be delivered to the Target Portfolio’s shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date, or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(g) That the Acquiring Portfolio Shares to be delivered hereunder shall be eligible for sale by the Acquiring Portfolio with each state commission or agency with which such eligibility is required in order to permit the Acquiring Portfolio Shares lawfully to be delivered to each shareholder of the Target Portfolio.

8.       Expenses.

(a) AST represents and warrants that there are no broker or finders’ fees payable by it in connection with the transactions provided for herein.

(b) All costs incurred in entering into and carrying out the terms and conditions of this Plan, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing of the relevant combined prospectus and proxy statement and related materials, shall be paid by Prudential Annuities Distributors, Inc. or its affiliates, not the Target Portfolio or the Acquiring Portfolio. Transaction costs, including brokerage commissions, shall be paid by the Portfolio entering into the transaction.

9.       Termination; Postponement; Waiver; Order.

(a) Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of a Target Portfolio) prior to the Closing, or the Closing may be postponed by AST on behalf of a Portfolio by resolution of the Board of Trustees of AST if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

(b) If the transactions contemplated by this Plan have not been consummated by December 31, 2023, the Plan shall automatically terminate on that date, unless a later date is agreed to by the officers of AST on behalf of the Portfolios.

(c) In the event of termination of this Plan pursuant to the provisions hereof, the Plan shall become void and have no further effect with respect to the Acquiring Portfolio or Target Portfolio, and neither AST, the Acquiring Portfolio nor the Target Portfolio, nor the trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

(d) At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by AST’s Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(e) If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of AST on behalf of the Portfolios to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Target Portfolio, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Portfolio Shares to be issued the Target Portfolio, in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Target Portfolio prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate, unless AST on behalf of the Target Portfolio shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

10.       Entire Plan and Amendments.

This Plan embodies the entire plan of AST on behalf of the Portfolios, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth or provided for herein. This Plan may be amended only by AST. Neither this Plan nor any interest herein may be assigned without the prior written consent of AST on behalf of the Portfolio corresponding to the Portfolio making the assignment.

11.       Notices.

Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to AST at 655 Broad Street, Newark, NJ 07102, Attention: Secretary.

12.       Governing Law.

This Plan shall be governed by and carried out in accordance with the laws of The Commonwealth of Massachusetts without regard to its conflict of laws principles.

IN WITNESS WHEREOF, each party has executed this Plan by its duly authorized officers, all as of the date and year first written above.

ADVANCED SERIES TRUST
on behalf of the Acquiring Portfolio listed in Schedule A
Attest: Melissa Gonzalez, Assistant Secretary
By:
Title:
ADVANCED SERIES TRUST
on behalf of the Target Portfolio listed in Schedule A
Attest: Melissa Gonzalez, Assistant Secretary
By:
Title:

Schedule A

Target Portfolio	Acquiring Portfolio
AST Franklin 85/15 Diversified Allocation Portfolio	AST T. Rowe Price Growth Opportunities Portfolio

EXHIBIT B
TO PROSPECTUS/PROXY STATEMENT

The information in this Statement of Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION
PRELIMINARY STATEMENT OF INFORMATION

DATED DECEMBER 12, 2022

STATEMENT OF ADDITIONAL INFORMATION
TO PROSPECTUS/PROXY STATEMENT

Dated December 12, 2022

655 Broad Street
Newark, New Jersey 07102

Reorganization of the AST Franklin 85/15 Diversified Allocation Portfolio
into the AST T. Rowe Price Growth Opportunities Portfolio

This Statement of Additional Information (the “SAI”) related to the combined Proxy Statement for the merger (the “Reorganization”) of the AST Franklin 85/15 Diversified Allocation Portfolio (the “Target Portfolio”), a series of the Advanced Series Trust (the “Trust” or “AST”), into the AST T. Rowe Price Growth Opportunities Portfolio (the “Acquiring Portfolio,” and together with the Target Portfolio, the “Portfolios”), a series of the Trust, dated December 12, 2022 (such combined Proxy Statement and Prospectus being referred to herein as the “Prospectus/Proxy Statement”).

Target Portfolio	Referred to Herein As
AST Franklin 85/15 Diversified Allocation Portfolio	Target Portfolio

This SAI relates specifically to the proposed transfer of all of the Target Portfolio’s assets to the Acquiring Portfolio in exchange for (i) the Acquiring Portfolio’s assumption of all of the Target Portfolio’s liabilities, and (ii) the Acquiring Portfolio’s issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the “Acquiring Portfolio Shares”). The Acquiring Portfolio Shares received by the Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to such reorganization transaction. As a result of such transaction, the Target Portfolio will be completely liquidated, and contract owners will beneficially own shares of the Acquiring Portfolio having an aggregate value equal to their Target Portfolio shares. A vote in favor of the Plan by the shareholders of the Target Portfolio will constitute a vote in favor of the liquidation of the Target Portfolio and the termination of such Portfolio as a separate series of the Trust. The acquisition of the assets of the Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio’s assumption of all of the liabilities of the Target Portfolio, and the issuance of Acquiring Portfolio Shares to the Target Portfolio and its shareholders, is referred to herein as the “Reorganization.” If shareholders of the Target Portfolio approve the Plan and the Reorganization is consummated, they will become shareholders of the Acquiring Portfolio.

This SAI consists of: (i) this Cover Page, (ii) a comparison of the investment restrictions of the Target Portfolio and the Acquiring Portfolio, and (iii) pro forma financial information relating to the Target Portfolio and the Acquiring Portfolio. Additional information relating to the Acquiring Portfolio is included in the SAI under file number 033-24962, dated April 25, 2022 (the “Trust SAI”), which is hereby incorporated by reference. Those portions of the Trust SAI, under file number 033-24962, relating to the Target Portfolio are incorporated herein by reference.

Audited financial statements and accompanying notes for the Target Portfolio, AST Franklin 85/15 Diversified Allocation Portfolio for the fiscal year ended December 31, 2021, and the independent auditors’ report thereon, dated February 24, 2022, are incorporated herein by reference from the Trust’s Annual Report to Shareholders under file number 811-05186.

Unaudited financial statements and accompanying notes for the Target Portfolio, AST Franklin 85/15 Diversified Allocation Portfolio for the six-month period ended June 30, 2022, are incorporated herein by reference from the Trust’s Semi-Annual Report to Shareholders under file number 811-05186.

Audited financial statements and accompanying notes for the Acquiring Portfolio, AST T. Rowe Price Growth Opportunities Portfolio for the fiscal year ended December 31, 2021, and the independent auditor’s report thereon, dated February 24, 2022, are incorporated herein by reference from the Trust’s Annual Report to Shareholders under file number 811-05186.

Unaudited financial statements and accompanying notes for the Acquiring Portfolio, AST T. Rowe Price Growth Opportunities Portfolio for the six-month period ended June 30, 2022, are incorporated herein by reference from the Trust’s Semi-Annual Report to Shareholders under file number 811-05186.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement, which relates to the Reorganization. You can request a copy of the Prospectus/Proxy Statement by calling 1-800-778-2255 or by writing to AST at 655 Broad Street, Newark, New Jersey 07102. In addition, a copy of the Prospectus/Proxy Statement is available on the internet at www.prudential.com/variableinsuranceportfolios.

The Securities and Exchange Commission (the “SEC”) maintains a website (www.sec.gov) that contains this SAI and other material incorporated by reference and considered part of this SAI and the Prospectus/Proxy Statement, together with other information regarding AST.

STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS

INVESTMENT RESTRICTIONS	S-4

SUPPLEMENTAL FINANCIAL INFORMATION	S-7

ADDITIONAL INFORMATION RELATING TO THE ACQUIRING PORTFOLIO AND THE COMBINED PORTFOLIO	S-8

INVESTMENT RESTRICTIONS

Set forth below are certain investment restrictions applicable to the Target Portfolio and the Acquiring Portfolio. Fundamental restrictions may not be changed by the Board without a majority vote of shareholders as required by the Investment Company Act of 1940, as amended (the “1940 Act”). Non-fundamental restrictions may be changed by the Board without shareholder approval.

Fundamental Investment Restrictions Applicable to the Target Portfolio

Under its fundamental investment restrictions, the Target Portfolio may not:

1. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act and rules thereunder, exemptive order, SEC release, no-action letter or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, clearing listed options in a margin account, and obligations of the Target Portfolio to Trustees pursuant to any deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

2. Underwrite securities issued by other persons, except to the extent that the Target Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.

3. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit either Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

4. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the Target Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with its investment policies, or (ii) investing in securities of any kind.

5. Make loans, except that each Portfolio may (i) lend portfolio securities in accordance with its investment policies in amounts up to 33 1/3% of its total assets taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii)acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

6. Purchase any security if, as a result, more than 25% of the value of the Target Portfolio’s assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.

7. With respect to 75% of the value of its total assets, purchase the securities of any issuer other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities if, as a result, (i) more than 5% of the value of the Target Portfolio’s total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Target Portfolio.

If a restriction on the Target Portfolio’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Target Portfolio’s assets invested in certain securities or other instruments, or change in average duration of its investment portfolio, resulting from changes in the value of its total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restriction (5), the restriction on making loans is not considered to limit the Target Portfolio’s investments in loan participations and assignments.

With respect to investment restriction (6), the Target Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Target Portfolio’s assets invested in the securities of issuers in a particular industry.

With respect to investment restrictions (1) and (5), the Target Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

Fundamental Investment Restrictions Applicable to the Acquiring Portfolio

Under its fundamental investment restrictions, the Acquiring Portfolio may not:

1. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act and rules thereunder, exemptive order, SEC release, no-action letter or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Acquiring Portfolio to Trustees pursuant to any deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

2. Underwrite securities issued by other persons, except to the extent that the Acquiring Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.

3. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit the Acquiring Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

4. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the Acquiring Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Acquiring Portfolio's investment policies, or (ii) investing in securities of any kind.

5. Make loans, except that the Acquiring Portfolio may (i) lend portfolio securities in accordance with the Acquiring Portfolio's investment policies in amounts up to 33 1∕3% of the total assets of the Acquiring Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

6. Purchase any security if, as a result, more than 25% of the value of the Acquiring Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.

7. With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Acquiring Portfolio's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Acquiring Portfolio.

If a restriction on the Acquiring Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Acquiring Portfolio assets invested in certain securities or other instruments, or, change in average duration of the Acquiring Portfolio's investment portfolio, resulting from changes in the value of the Acquiring Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restriction (5), the restriction on making loans is not considered to limit Acquiring Portfolio's investments in loan participations and assignments.

With respect to investment restriction (6), the Acquiring Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Acquiring Portfolio's assets invested in the securities of issuers in a particular industry.

With respect to investment restrictions (1) and (5), the Acquiring Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

SUPPLEMENTAL FINANCIAL INFORMATION

Tables showing the fees and expenses of the Target Portfolio and the Acquiring Portfolio, and the fees and expenses of the Target Portfolio on a pro forma basis after giving effect to the proposed Reorganization, is included in the “Comparison of Investment Management Fees and Total Fund Operating Expenses” section of the Proxy Statement and Prospectus. The Reorganization will not result in a material change to the Target Portfolio’s investment portfolio due to the investment restrictions of the Acquiring Portfolio.

The Target Portfolio is expected to bear the transaction costs prior to the Reorganization, which typically include, but are not limited to, trade commissions, related fees and taxes, and any foreign exchange spread costs, where applicable. Such transaction costs are estimated to be $235,000 (0.050% of the Target Portfolio’s net assets).

There are no material differences in accounting policies of the Target Portfolio as compared to those of the Acquiring Portfolio.

ADDITIONAL INFORMATION RELATING TO THE
ACQUIRING PORTFOLIO AND THE COMBINED PORTFOLIO

Introduction

Additional information relating specifically to the Combined Portfolio is set forth below.

Subadvisory Agreements for Combined Portfolio

The Manager has entered into subadvisory agreements with T. Rowe Price, T. Rowe Price International, T. Rowe Price Hong Kong and T. Rowe Price Japan to which PGIM Investments and ASTIS (and not the Combined Portfolio) will pay T. Rowe Price, T. Rowe Price International, T. Rowe Price Hong Kong and T. Rowe Price Japan at the rates shown below.

Subadvisers	Current Contractual Subadvisory Fee Rate
T. Rowe Price Associates, Inc. T. Rowe Price International Ltd T. Rowe Price Hong Kong Limited T. Rowe Price Japan, Inc.

0.35% of average daily net assets to $1 billion;

0.325% on next $1 billion of average daily net assets;

0.30% on next $1 billion of average daily net assets;

0.275% over $3 billion of average daily net assets

Portfolio Managers: Other Accounts

Additional Information About the Portfolio Managers—Other Accounts and Share Ownership—Acquiring Portfolio

The following table sets forth information about the Acquiring Portfolio and accounts other than the Acquiring Portfolio for which the portfolio managers are primarily responsible for day-to-day portfolio management as of June 30, 2022. The table shows, for each such portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The table also sets forth the dollar range of equity securities of each portfolio of the Trust beneficially owned by the portfolio managers as of June 30, 2022.

Manager and/or Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
T. Rowe Price Associates, Inc.	Charles M. Shriver, CFA	14/$41,708,622,061	25/$8,576,060,476	4/$218,440,518	None
	Toby M. Thompson, CFA, CAIA	8/$17,027,208,758	29/$8,335,808,574	26/$215,246,858	None

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest—Acquiring Portfolio and Combined Portfolio

T. Rowe Price Associates, Inc.

T. Rowe Price International Ltd.

T. Rowe Price Japan, Inc.

T. Rowe Price Hong Kong Limited (collectively, T. Rowe Price)

PORTFOLIO MANAGER COMPENSATION STRUCTURE. Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.

Investment performance over one-, three-, five-, and ten-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan, T. Rowe Price International, and T. Rowe Price Investment Management as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered.

Compensation is viewed with a long-term time horizon. The more consistent a portfolio manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across applicable investment platforms; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.

All employees of T. Rowe Price, including portfolio managers, can participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.

This compensation structure is used when evaluating the performance of all portfolios managed by the portfolio manager.

CONFLICTS OF INTEREST. Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, exchange-traded funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, and common trust funds. T. . Rowe Price also provides non-discretionary advice to institutional investors in the form of delivery of model portfolios. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential.

The T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price funds. T. Rowe Price acts as subadvisor to two mutual funds offered by Morningstar. T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Additional potential conflicts may be inherent in our use of multiple strategies. For example, conflicts will arise in cases where different clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients may own private securities or obligations of an issuer and other clients may own or seek to acquire securities of the same issuer. For example, a client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other clients have an equity investment or may invest in senior debt obligations of an issuer for one client and junior debt obligations or equity of the same issuer for another client. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, is involved in a merger or acquisition or a going private transaction, decisions over the terms of any workout or transaction will raise conflicts of interests. While it is appropriate for different clients to hold investments in different parts of the same issuer’s capital structure under normal circumstances, the interests of stockholders and debt holders may conflict, as the securities they hold will likely have different voting rights, dividend or repayment priorities or other features that could be in conflict with one another. Clients should be aware that conflicts will not necessarily be resolved in favor of their interests.

In some cases, T. Rowe Price or its affiliates may refrain from taking certain actions or making certain investments on behalf of clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory actions or other implications for T. Rowe Price or its affiliates, or may sell investments for certain clients, in such case potentially disadvantaging the clients on whose behalf the actions are not taken, investments not made, or investments sold. In other cases, T. Rowe Price or its affiliates may take actions in order to mitigate legal risks to T. Rowe Price or its affiliates, even if disadvantageous to a client.

Conflicts such as those described above may also occur between clients on the one hand, and T. Rowe Price or its affiliates, on the other. These conflicts will not always be resolved in the favor of the client. In addition, conflicts may exist between different clients of T. Rowe Price or its affiliates. T. Rowe Price and one or more of its affiliates may operate autonomously from each other and may take actions that are adverse to other clients managed by an affiliate. In some cases, T. Rowe Price or its affiliates will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect T. Rowe Price or its affiliates’ clients. In addition, certain regulatory restrictions may prohibit clients of T. Rowe Price or its affiliates from investing in certain companies because of the applicability of certain laws and regulations to T. Rowe Price, its affiliates, or the T. Rowe Price funds. T. Rowe Price or its affiliates’ willingness to negotiate terms or take actions with respect to an investment for its clients may be directly or indirectly, constrained or impacted to the extent that an affiliate or the T. Rowe Price funds and/or their respective directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investments.

Investment personnel are mindful of potentially conflicting interests of our clients with investments in different parts of an issuer’s capital structure and take appropriate measures to ensure that the interests of all clients are fairly represented.

PART C

OTHER INFORMATION

ITEM 15. Indemnification

Section 5.2 of the Amended and Restated Declaration of Trust provides as follows:

The Trust shall indemnify each of its Trustees, Trustees Emeritus, officers, employees, and agents (including persons who serve at its request as directors, officers, employees, agents or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, trustee emeritus, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to be liable to the Trust or its Shareholders by reason of having acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts, that (i) such person acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and (ii) is not liable to the Trust or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties; or the trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that (x) if the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person, and (y) based upon a review of readily available facts such trustee, officer, employee or agent did not engage in willful misfeasance, gross negligence or reckless disregard of duty. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.2, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification and, provided further, that the Trust shall have obtained protection, satisfactory in the sole judgment of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), against losses arising out of such advance payments or such Trustees, or independent legal counsel, in a written opinion, shall have determined, based upon a review of readily available facts that there is reason to believe that such person will be found to be entitled to such indemnification.

With respect to liability of the Manager to Registrant or to shareholders of Registrant’s Portfolios under the Investment Management Agreements, reference is made to Section 13 or 14 of each form of Investment Management Agreement filed herewith or incorporated by reference herein.

With respect to the Subadvisers’ indemnification of the Manager and its affiliated and controlling persons, and the Manager’s indemnification of each subadviser and its affiliated and controlling persons, reference is made to Section 14 of each form of Subadvisory Agreement filed herewith or incorporated by reference herein. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, trustees emeritus, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant or expenses incurred or paid by a trustee, trustee emeritus, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, trustee emeritus, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16. Exhibits

(1)(a)(i) Second Amended and Restated Declaration of Trust of Registrant. Filed as an exhibit to Post-Effective Amendment No. 57 to Registrant’s Registration Statement for Form N-1A (File Nos. 33-24962 and 811-5186) (the “Registration Statement”), which Amendment was filed via EDGAR on February 27, 2006, and is incorporated herein by reference.

(1)(b)(ii) Amendment to Declaration of Trust of Registrant. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.

(2) By-laws of Registrant. Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.

(3) None

(4) The form of Plan of Reorganization for the reorganization of the AST Franklin 85/15 Diversified Allocation Portfolio and AST T. Rowe Price Growth Opportunities Portfolio, each a series of the Trust, is included as Exhibit A to the combined Prospectus and Proxy Statement contained in this Registration Statement on Form N-14.

(5) None.

(6)(a)(i) Investment Management Agreement among the Registrant, American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.) and Prudential Investments LLC (now known as PGIM Investments LLC) for the various portfolios of the Registrant. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(6)(a)(ii) Amendment to Investment Management Agreement, among the Registrant, PGIM Investments LLC and AST Investments Services, dated February 22, 2021. Filed as an exhibit to Post-Effective Amendment No. 182 to Registration Statement, which Amendment was filed via EDGAR on April 14, 2022, and is incorporated herein by reference.

(6)(b) Contractual Investment Management Fee and/or Expense Cap for the AST T. Rowe Price Growth Opportunities Portfolio.Filed herewith.

(6)(c)(i) Investment Management Agreement among the Registrant and Prudential Investments LLC (now known as PGIM Investments LLC). Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.

(6)(c)(ii) Amendment to Investment Management Agreement, among the Registrant and PGIM Investments LLC, dated December 1, 2021. Filed as an exhibit to Post-Effective Amendment No. 184 to the Registration Statement, which Amendment was filed via EDGAR on December 15, 2021, and is incorporated herein by reference.

(6)(d)(i) Contractual investment management fee waivers and/or contractual expense cap for the AST Franklin 85/15 Diversified Allocation Portfolio (formerly, AST Legg Mason Diversified Growth Portfolio). Filed as an exhibit to Post-Effective Amendment No. 182 to the Registration Statement, which Amendment was filed via EDGAR on April 15, 2021, and is incorporated herein by reference.

(6)(d)(ii) Contractual Investment Management Fee and/or Expense Cap for the AST Franklin 85/15 Diversified Allocation Portfolio. Filed herewith.

(6)(e)(i) Subadvisory Agreement among PGIM Investments LLC and QS Investors, Brandywine Global Investment Management, LLC; ClearBridge Investments, LLC, Western Asset Management Company, LLC and Western Asset Management Company Limited for the AST Legg Mason Diversified Growth Portfolio (now known as AST Franklin 85/15 Diversified Allocation Portfolio). Filed as an exhibit to Post-Effective Amendment No. 181 to Registration Statement, which Amendment was filed via EDGAR on December 15, 2020, and is incorporated herein by reference.

(6)(e)(ii) Amendment to Subadvisory Agreement among PGIM Investments LLC, QS Investors, Brandywine Global Investment Management, LLC; ClearBridge Investments, LLC, Western Asset Management Company, LLC, Western Asset Management Company Limited and Franklin Advisers, Inc. for the AST Franklin 85/15 Diversified Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 184 to the Registration Statement, which Amendment was filed via EDGAR on December 15, 2021, and is incorporated herein by reference.

(6)(f) Amended and Restated Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC) and T. Rowe Price Associates, Inc., T. Rowe Price International Ltd., T. Rowe Price International Ltd, Tokyo (now known as T. Rowe Price Japan, Inc.) and T. Rowe Price Hong Kong Limited for the AST T. Rowe Price Growth Opportunities Portfolio. Filed as an exhibit to Post-Effective Amendment No. 149 to Registration Statement, which Amendment was filed via EDGAR on December 19, 2016, and is incorporated herein by reference.

(7)(a) Distribution Agreement for the shares of each Portfolio of the Registrant, between Prudential Annuities Distributors, Inc. and the Registrant. Filed as an exhibit to Post-Effective Amendment No. 184 to Registration Statement, which Amendment was filed via EDGAR on December 15, 2021, and is incorporated herein by reference.

(7)(b) Sales Agreement between Registrant and American Skandia Life Assurance Corporation. Filed as an Exhibit to Post-Effective Amendment No. 25 to Registration Statement, which Amendment was filed via EDGAR on March 2, 1998, and is incorporated herein by reference.

(7)(c) Sales Agreement between Registrant and Kemper Investors Life Insurance Company. Filed as an Exhibit to Post-Effective Amendment No. 20 to Registration Statement, which Amendment was filed via EDGAR on December 24, 1996, and is incorporated herein by reference.

(8) None.

(9)(a) Custodian Agreement dated July 1, 2005 between the Registrant and PFPC Trust Company. Filed as an Exhibit to Post- Effective Amendment No. 58 to Registration Statement, which Amendment was filed via EDGAR on April 28, 2006, and is incorporated herein by reference.

(9)(b)(i) Custody Agreement between the Registrant and The Bank of New York dated November 7, 2002, as amended, incorporated by reference to Exhibit (g)(1) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of Dryden Municipal Bond Fund (now Prudential Investment Portfolios 4) filed via EDGAR on June 29, 2005 (File No. 33-10649).

(9)(b)(ii) Amendment to the Custody Agreement between the Registrant and The Bank of New York Mellon. Filed as an exhibit to Post- Effective Amendment No. 184 to Registration Statement, which Amendment was filed via EDGAR on December 15, 2021, and is incorporated herein by reference.

(10) Shareholder Services and Distribution Plan. Filed as an exhibit to Post-Effective Amendment No. 184 to Registration Statement, which Amendment was filed via EDGAR on December 15, 2021, and is incorporated herein by reference.

(11) Opinion and Consent of Goodwin Procter LLP, counsel for Registrant. Filed herewith.

(12) Form of Opinion and Consent of Goodwin Procter LLP, counsel to Registrant, supporting tax matters and consequences to shareholders. Filed herewith.

(13)(a)(1) Amended and Restated Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., dated May 29, 2007. Incorporated by reference to the Dryden Municipal Bond Fund (now Prudential Investment Portfolios 4) Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed via EDGAR on June 29, 2007 (File No. 33-10649).

(13)(a)(2) Amendment to the Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007. Filed as an exhibit to Post-Effective Amendment No. 184 to Registration Statement, which Amendment was filed via EDGAR on December 15, 2021, and is incorporated herein by reference.

(13)(b) Service Agreement between American Skandia Investment Services, Incorporated and Kemper Investors Life Insurance Company. Filed as an Exhibit to Post-Effective Amendment No. 21 to Registration Statement, which Amendment was filed via EDGAR on February 28, 1997, and is incorporated herein by reference.

(13)(c) Amended and Restated Participation Agreement dated June 8, 2005 among American Skandia Life Assurance Corporation (now Prudential Annuities Life Assurance Corporation), American Skandia Trust (now Advanced Series Trust), American Skandia Investment Services, Incorporated (now AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC), American Skandia Marketing, Inc. (now Prudential Annuities Distributors, Inc.), and Prudential Investment Management Services LLC. Filed as an Exhibit to the Registration Statement on Form N-14, which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.

(13)(d) Amendment dated February 25, 2013 to the Amended and Restated Participation Agreement dated June 8, 2005 among Prudential Annuities Life Assurance Corporation, Advanced Series Trust, AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC), Prudential Annuities Distributors, Inc. and Prudential Investment Management Services LLC. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.

(13)(e) Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company of New Jersey, American Skandia Trust (now Advanced Series Trust), American Skandia Investment Services, Incorporated (now AST Investment Services, Inc.)., Prudential Investments LLC (now known as PGIM Investments LLC), American Skandia Marketing, Inc. (now Prudential Annuities Distributors, Inc.), and Prudential Investment Management Services LLC. Filed as an Exhibit to the Registration Statement on Form N-14, which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.

(13)(f) Amendment dated February 25, 2013 to the Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company of New Jersey, Advanced Series Trust, AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC), Prudential Annuities Distributors, Inc., and Prudential Investment Management Services LLC. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.

(13)(g) Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company, American Skandia Trust (now Advanced Series Trust), American Skandia Investment Services, Incorporated (now AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC), American Skandia Marketing, Inc. (now Prudential Annuities Distributors, Inc.), and Prudential Investment Management Services LLC. Filed as an Exhibit to the Registration Statement on Form N-14, which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.

(13)(h) Amendment dated February 25, 2013 to the Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company, Advanced Series Trust, AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC), Prudential Annuities Distributors, Inc., and Prudential Investment Management Services LLC. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.

(13)(i) Participation Agreement among Pramerica of Bermuda Insurance Company, American Skandia Trust (now Advanced Series Trust), American Skandia Investment Services, Inc. (now AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC), American Skandia Marketing, Inc. (now Prudential Annuities Distributors, Inc.), and Prudential Investment Management Services LLC. Filed as an exhibit to Post-Effective Amendment No. 74 to Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.

(13)(j) Participation Agreement among Prudential Retirement Insurance & Annuity Company, Advanced Series Trust, Prudential Investments LLC (now known as PGIM Investments LLC) and AST Investment Services, Inc. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.

(13)(k) Participation Agreement among the Prudential Insurance Company of America, Advanced Series Trust, Prudential Investments LLC (now known as PGIM Investments LLC) and AST Investment Services, Inc. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.

(14) Consent of Independent Registered Public Accounting Firm. Filed herewith.

(15) None.

(16) Power of Attorney. Filed herewith.

(17) Form of voting instruction card. Filed herewith.

ITEM 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Newark and State of New Jersey, on the 3rd day of November, 2022.

ADVANCED SERIES TRUST

/s/ Timothy Cronin
Timothy Cronin*
Senior Vice President

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Newark and State of New Jersey, on the 3rd day of November, 2022.

Signature		Title	Date

/s/ *Timothy S. Cronin		President and Principal Executive Officer
Timothy S. Cronin

/s/ * Susan Davenport Austin		Trustee
Susan Davenport Austin

/s/ * Sherry S. Barrat		Trustee
Sherry S. Barrat

/s/ * Jessica M. Bibliowicz		Trustee
Jessica M. Bibliowicz

/s/ * Kay Ryan Booth		Trustee
Kay Ryan Booth

/s/ * Stephen M. Chipman		Trustee
Stephen M. Chipman

/s/ * Robert F. Gunia		Trustee
Robert F. Gunia

/s/ * Thomas M. O’Brien		Trustee
Thomas M. O’Brien

/s/ * Christian J. Kelly		Treasurer, Principal Financial and Accounting Officer
Christian J. Kelly

*By:	/s/ Melissa Gonzalez	Attorney-in-Fact	November 3, 2022

* Pursuant to Powers of Attorney filed herein as Exhibit.

Exhibits

Table of Contents

Exhibit Number	Description

(6)(b)	Contractual Investment Management Fee and/or Expense Cap for the AST T. Rowe Price Growth Opportunities Portfolio.

(6)(d)(ii)	Contractual Investment Management Fee and/or Expense Cap for the AST Franklin 85/15 Diversified Allocation Portfolio.

(11)	Opinion and Consent of Goodwin Procter LLP, counsel for Registrant.

(12)	Form of Opinion & Consent of Goodwin Procter LLP, counsel to the Registrant, supporting tax matters and consequences to shareholders.

(14)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP, of the Advanced Series Trust.

(16)	Power of Attorney.

(17)	Form of voting instruction card.